UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

TSCAN THERAPEUTICS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

TSCAN THERAPEUTICS, INC.

830 Winter Street

Waltham, MA 02451

NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS

To be held June 12, 2024

Notice is hereby given that the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of TScan Therapeutics, Inc. (the “Company” or “we”), will be held online on June 12, 2024, at 8:00 a.m. Eastern Time. You may attend the meeting virtually via the Internet at www.virtualshareholdermeeting.com/TCRX2024, where you will be able to vote electronically and submit questions. You will need the 16-digit control number included with the Notice of Internet Availability of Proxy Materials being mailed to you separately in order to attend the Annual Meeting. The purpose of the Annual Meeting is the following:

1.

To elect two Class III directors to the Company’s board of directors, each to serve until the 2027 annual meeting of stockholders and until such director’s successor has been duly elected and qualified, or until such director’s earlier death, resignation or removal;

2.	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024;

3.	To approve the Company’s Amended and Restated 2021 Equity Incentive Plan; and

4.	To transact any other business properly brought before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

The proposal for the election of directors relates solely to the election of Class III directors nominated by the board of directors.

Only the Company’s stockholders of record at the close of business on April 17, 2024, the record date for the Annual Meeting, are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement of the Annual Meeting.

You can find more information on each of the matters to be voted on at the Annual Meeting, including information regarding the nominee for election to the Company’s board of directors, in the accompanying Proxy Statement. The board of directors recommends a vote “FOR” the election of the nominee for Class III director, “FOR” the ratification of the appointment of the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, and “FOR” the approval of the Company’s Amended and Restated 2021 Equity Incentive Plan, as disclosed in the accompanying Proxy Statement.

This year, we are following the Securities and Exchange Commission’s “Notice and Access” rule that allows companies to furnish their proxy materials by posting them on the Internet. As a result, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) instead of a paper copy of the accompanying Proxy Statement and our Annual Report for the fiscal year ended December 31, 2023 (the “2023 Annual Report”). We are mailing the Notice on or about April 30, 2024, and it contains instructions on how to access both our 2023 Annual Report and accompanying Proxy Statement (the “Proxy Materials”) over the Internet. This method provides the Company’s stockholders with expedited access to the Proxy Materials and not only lowers the cost of printing and distribution but also reduces the environmental impact of the Annual Meeting. If you would like to request a copy of the material(s) for this stockholder meeting, you may (1) visit www.proxyvote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com.

Whether or not you expect to attend the Annual Meeting online, we encourage you to read the accompanying Proxy Statement and vote your shares as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting on the Internet as described in the instructions included in the Notice, by telephone by calling 1-800-690-6903 and following the recorded instructions, by internet at www.proxyvote.com, or, if you requested and received a paper copy of our Proxy Materials, by signing, dating and returning the enclosed proxy card. If you vote your shares on the Internet or by telephone, you will need to enter the 16-digit control number provided in the Notice.

Your vote is important regardless of the number of shares you own. If you attend the Annual Meeting online, you may vote your shares during the Annual Meeting virtually via the Internet even if you previously voted your proxy. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

If your shares are held in “street name,” that is, held for your account by a broker or other nominee, you will receive instructions from the holder of record that you must follow for your shares to be voted.

By order of the board of directors,

/s/ Gavin MacBeath
Gavin MacBeath, Ph.D.
Chief Executive Officer

Waltham, Massachusetts

April 30, 2024

-i-

TSCAN THERAPEUTICS, INC.

830 Winter Street

Waltham, MA 02451

PROXY STATEMENT

FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 12, 2024

This proxy statement (this “Proxy Statement”) contains information about the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of TScan Therapeutics, Inc. (“TScan,” the “Company,” “we,” “us,” and “our”), which will be held on June 12, 2024, at 8:00 a.m. Eastern Time. The board of directors of the Company (the “board of directors”) is using this Proxy Statement to solicit proxies for use at the Annual Meeting. The mailing address of our principal executive office is TScan Therapeutics, Inc., 830 Winter Street, Waltham, MA 02451.

In order to attend the Annual Meeting virtually, you must log into the meeting at www.virtualshareholdermeeting.com/TCRX2024. We encourage you to access the Annual Meeting before it begins. Online log-in to access the Annual Meeting will start shortly before the meeting on June 12, 2024. You will be required to enter the control number provided in the Notice of Internet Availability of Proxy Materials (“Notice”) or the proxy card, your name and your email address at www.virtualshareholdermeeting.com/TCRX2024. Beneficial owners of shares held in street name will need to register as well, and also follow the instructions provided in the voting instructions form by the broker, bank or other nominee that holds their shares. Please see the “General Information” section of this Proxy Statement for more details regarding the logistics of the virtual Annual Meeting. You will not be able to attend the Annual Meeting in person.

All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of our board of directors with respect to each of the matters set forth in the accompanying Notice of Meeting. You may revoke your proxy at any time before it is exercised at the meeting by giving our corporate secretary written notice to that effect.

We made this Proxy Statement and our Annual Report to Stockholders for the fiscal year ended December 31, 2023 (the “2023 Annual Report”) available to stockholders on or about April 30, 2024.

We are an “emerging growth company” under applicable federal securities laws and therefore permitted to conform with certain reduced public company reporting requirements. As an emerging growth company, we provide in this Proxy Statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012, including the compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We will remain an “emerging growth company” until the earliest of (i) the last day of the fiscal year following the fifth anniversary of our initial public offering (“IPO”) in July 2021; (ii) the last day of the fiscal year in which our total annual gross revenue is equal to or more than $1.235 billion; (iii) the date on which we have issued more than $1 billion in nonconvertible debt during the previous three years; or (iv) the date on which we are deemed to be a large accelerated filer under the rules of the Securities and Exchange Commission. Even after we are no longer an “emerging growth company,” we may remain a “smaller reporting company.”

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on June 12, 2024

This Proxy Statement and our 2023 Annual Report to Stockholders are available for viewing, printing and downloading at www.virtualshareholdermeeting.com/TCRX2024.

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as filed with the Securities and Exchange Commission, except for exhibits, will be furnished without charge to any stockholder upon written request to TScan Therapeutics, Inc., 830 Winter Street, Waltham, MA 02451, Attention: Corporate Secretary. This Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, are also available on the SEC’s website at www.sec.gov.

TSCAN THERAPEUTICS, INC.

PROXY STATEMENT

FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

When are this Proxy Statement and the accompanying materials scheduled to be sent to stockholders?

We have elected to provide access to our Proxy Materials to our stockholders via the Internet. Accordingly, on or about April 30, 2024, we will begin mailing a Notice. Our Proxy Materials, including the Notice of the Annual Meeting, this Proxy Statement and the accompanying proxy card or, for shares held in street name (i.e., held for your account by a broker or other nominee), a voting instruction form, and our 2023 Annual Report, will be mailed or made available to stockholders on the Internet on or about the same date.

Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of Proxy Materials?

Pursuant to rules adopted by the SEC, for most stockholders, we are providing access to our Proxy Materials over the Internet rather than printing and mailing our Proxy Materials. We believe following this process will expedite the receipt of such materials and will help lower our costs and reduce the environmental impact of our annual meeting materials. Therefore, the Notice was mailed to holders of record and beneficial owners of our common stock starting on or about April 30, 2024. The Notice provides instructions as to how stockholders may access and review our proxy materials, including the Notice of the Annual Meeting, this Proxy Statement, the proxy card and our 2023 Annual Report, on the website referred to in the Notice or, alternatively, how to request that a copy of our Proxy Materials, including a proxy card, be sent to them by mail. The Notice also provides voting instructions. In addition, stockholders of record may request to receive our Proxy Materials in printed form by mail or electronically by e-mail on an ongoing basis for future stockholder meetings. Please note that, while our proxy materials are available at the website referenced in the Notice, and our Notice of the Annual Meeting, this Proxy Statement and our 2023 Annual Report are available on our website, no other information contained on either website is incorporated by reference in or considered to be a part of this Proxy Statement.

Who is soliciting my vote?

Our board of directors is soliciting your vote for the Annual Meeting.

When is the record date for the Annual Meeting?

The record date for determination of stockholders entitled to vote at the Annual Meeting is the close of business on April 17, 2024.

How many votes can be cast by all stockholders?

There were 43,628,149 shares of our voting common stock, par value $0.0001 per share, outstanding on April 17, 2024, all of which are entitled to vote with respect to all matters to be acted upon at the Annual Meeting. Each stockholder of record is entitled to one vote for each share of our voting common stock held by such stockholder. None of our shares of undesignated preferred stock were outstanding as of April 17, 2024. No stockholders have cumulative voting rights. As of April 17, 2024, there were 4,276,588 shares of non-voting common stock, par value $0.0001 per share, outstanding. The shares of non-voting stock are not entitled to vote on the proposals presented at the Annual Meeting.

Who is entitled to vote?

Registered Stockholders. If shares of our common stock are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or vote on your own behalf at our virtual Annual Meeting. Throughout this Proxy Statement, we refer to these registered stockholders as “stockholders of record.”

Street Name Stockholders. If shares of our common stock are held on your behalf in a brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares that are held in “street name,” and the proxy materials were forwarded to you by your broker or nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee as to how to vote your shares. Beneficial owners are also invited to attend our virtual Annual Meeting. However, since a beneficial owner is not the stockholder of record, you may not vote your shares of our common stock on your own behalf at the Annual Meeting unless you follow your broker’s procedures for obtaining a legal proxy. Note that you should also be receiving a voting instruction form for you to use from your broker. Throughout this Proxy Statement, we refer to stockholders who hold their shares through a broker, bank or other nominee as “street name stockholders.”

How do I vote?

If you are a stockholder of record, and your shares are registered directly in your name, there are several ways for you to vote your shares.

•

By Internet. You may vote at www.proxyvote.com, or scan the QR barcode on your proxy card, 24 hours a day, seven days a week. Use the internet to transmit your voting instructions and for electronic delivery information. You will need the 16-digit control number included on your Notice. Votes submitted through the Internet must be received by 11:59 p.m. Eastern Time, on June 11, 2024. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

•

By Telephone. You may vote using a touch-tone telephone by calling 1-800-690-6903, 24 hours a day, seven days a week. You will need the 16-digit control number included on your Notice. Votes submitted by telephone must be received by 11:59 p.m. Eastern Time, on June 11, 2024. Have your proxy card in hand when you call and then follow the instructions.

•

By Mail. If you requested and received a paper copy of our Proxy Materials you may vote by mail by completing, signing and dating the enclosed proxy card and returning it in the enclosed prepaid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Votes submitted through the mail must be received by Broadridge Financial Solutions, Inc. not later than June 11, 2024, the day before the Annual Meeting, for your vote to count.

•

During the Annual Meeting. You may vote during the Annual Meeting by going to www.virtualshareholdermeeting.com/TCRX2024 and following the instructions on that website for submitting your vote. You will be required to enter the control number provided in the Notice or the proxy card, your name and your email address. If you vote by proxy prior to the Annual Meeting and choose to attend the Annual Meeting online, there is no need to vote again during the Annual Meeting unless you wish to change your vote.

Even if you plan to attend our virtual Annual Meeting, we recommend that you vote by proxy so that your vote will be counted if you later decide not to attend the Annual Meeting. If the Annual Meeting is adjourned or postponed, the deadlines above may be extended.

If you are a beneficial owner of shares held in “street name” by your broker, bank or other nominee, you should have received a voting instruction form with these proxy materials from your broker, bank or other nominee rather than from us. The voting deadlines and availability of telephone and Internet voting for beneficial owners of shares will depend on the voting processes of the broker, bank or other nominee that holds your shares.

Therefore, we urge you to carefully review and follow the voting instruction form and any other materials that you receive from that organization. If you hold your shares of TScan’s common stock in multiple accounts, you should vote your shares as described in each set of proxy materials you receive.

If you submit a proxy without giving voting instructions, your shares will be voted in the manner recommended by the board of directors on all matters presented in this Proxy Statement, and as the persons named as proxies in the proxy card may determine in their discretion with respect to any other matters properly presented at the Annual Meeting. You may also authorize another person or persons to act for you as proxy in a writing, signed by you or your authorized representative, specifying the details of those proxies’ authority. The original writing must be given to each of the named proxies, although it may be sent to them by electronic transmission if, from that transmission, it can be determined that the transmission was authorized by you.

If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in your proxy and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Annual Meeting.

How can I virtually attend the Annual Meeting?

To attend and participate in the Annual Meeting, stockholders will need to access the live webcast of the meeting. To do so, stockholders of record will need to visit www.virtualshareholdermeeting.com/TCRX2024 and enter the control number provided in the Notice along with your name and your email address, and beneficial owners of shares held in street name will need to follow the instructions provided in the voting instructions form by the broker, bank or other nominee that holds their shares.

The live webcast of the Annual Meeting will begin promptly at 8:00 a.m. Eastern Time on June 12, 2024. We encourage stockholders to log in to this website and access the webcast before the Annual Meeting’s start time. You should allow ample time in advance of the meeting.

Additionally, questions regarding how to attend and participate via the Internet can be answered by following the assistance instructions included at www.virtualshareholdermeeting.com/TCRX2024.

If you wish to submit a question during the Annual Meeting, you may log into, and submit a question on, the virtual meeting platform following the completion of your registration at www.virtualshareholdermeeting.com/TCRX2024 and following the instructions there. Our Annual Meeting will be governed by the Annual Meeting’s Rules of Conduct, which will address the ability of stockholders to ask questions during the meeting and rules for how questions will be recognized and addressed. The Annual Meeting’s Rules of Conduct will be available on www.virtualshareholdermeeting.com/TCRX2024 prior to the Annual Meeting.

How can I get help if I have trouble checking in or listening to the meeting online?

There will be a support number available on the login page of the virtual meeting 15 minutes before the meeting begins for any shareholders having technical difficulties. The technical support line will not be able to provide control numbers, but will be able to assist with any technical issues.

By Proxy

If you will not be attending the Annual Meeting, you may vote by proxy. You can vote by proxy over the Internet by following the instructions provided in the enclosed proxy card. Proxies submitted by mail must be received before the start of the Annual Meeting.

If you complete and submit your proxy before the Annual Meeting, the persons named as proxies will vote the shares represented by your proxy in accordance with your instructions. If you submit a proxy without giving voting instructions, your shares will be voted in the manner recommended by the board of directors on all matters presented in this Proxy Statement, and as the persons named as proxies may determine in their discretion with respect to any other matters properly presented at the Annual Meeting. You may also authorize another person or persons to act for you as proxy in a writing, signed by you or your authorized representative, specifying the details of those proxies’ authority. The original writing must be given to each of the named proxies, although it may be sent to them by electronic transmission if, from that transmission, it can be determined that the transmission was authorized by you.

If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in your proxy and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Annual Meeting.

How do I revoke my proxy?

If you are a stockholder of record, you may revoke your proxy by (i) following the instructions on the Notice and submitting a new vote by Internet, telephone or mail using the procedures described in the “How do I vote?” section above before the applicable deadline, (ii) attending and voting at the Annual Meeting (although attendance at the Annual Meeting will not in and of itself revoke a proxy), or (iii) filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with our Corporate Secretary. Any written notice of revocation or subsequent proxy card must be received by our Corporate Secretary prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to our corporate secretary or sent to our principal executive offices at TScan Therapeutics, Inc., 830 Winter Street, Waltham, MA 02451, Attention: Corporate Secretary.

If a broker, bank, or other nominee holds your shares, you must contact such broker, bank, or nominee in order to find out how to change your vote.

How is a quorum reached?

Our amended and restated bylaws (the “bylaws”) provide that a majority of the shares entitled to vote, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Under the General Corporation Law of the State of Delaware, shares that are voted “abstain” or “withheld” and broker “non-votes” are counted as present for purposes of determining whether a quorum is present at the Annual Meeting. If a quorum is not present, the meeting may be adjourned until a quorum is obtained. There were 43,628,149 shares of our common stock outstanding and entitled to vote on the record date. Therefore, a quorum will be present if 21,814,075 shares of our common stock are present in person or represented by executed proxies timely received by us at the Annual Meeting. Shares present virtually during the Annual Meeting will be considered shares of common stock represented in person at the meeting.

If you are a beneficial owner of shares held in a brokerage account and you do not instruct your nominee how to vote your shares, your nominee may still be able to vote your shares in its discretion. Under the rules of the New York Stock Exchange, which are also applicable to Nasdaq-listed companies, brokers, banks and other securities intermediaries that are subject to New York Stock Exchange rules may use their discretion to vote your “uninstructed” shares on matters considered to be “routine” under New York Stock Exchange rules but not with respect to “non-routine” matters. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner has not received voting instructions from the beneficial owner and the nominee cannot vote the shares because the matter is considered “non-routine” under New York Stock Exchange rules. Proposal No. 1 and Proposal No. 3 are considered to be “non-routine” under New York Stock Exchange rules such that your broker, bank or other agent may not vote your shares on such proposals in the absence of your voting instructions. Conversely, Proposal No. 2 is considered to be “routine” under New York Stock Exchange rules and thus if you do not return voting instructions to your broker, your shares may be voted by your broker in its discretion on Proposal No. 2.

What votes are required for each proposal?

The vote required, and the method of calculation, for each proposal at our Annual Meeting is described below.

Proposal	Vote Required	Discretionary Voting Permitted?
Election of Director	Plurality	No
Ratification of appointment of Deloitte & Touche LLP	Majority	Yes
Approval of the Amended and Restated 2021 Equity Incentive Plan	Majority	No

“Discretionary Voting Permitted”means that brokers will have discretionary voting authority with respect to shares held in street name for their clients, even if the broker does not receive voting instructions from their client.

“Majority” means a majority of the votes properly cast for and against such matter.

“Plurality” means a plurality of the votes properly cast on such matter. For the election of directors, the nominee receiving the highest number of votes, in person or by proxy, will be elected as director.

How is the vote counted?

Under our bylaws, any proposal other than an election of directors is decided by a majority of the votes properly cast for and against such proposal, except where a larger vote is required by law or by our amended and restated certificate of incorporation (the “certificate of incorporation”) or bylaws. Abstentions and broker “non-votes” are not included in the tabulation of the voting results on any such proposal and, therefore, do not have an impact on such proposals. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item, and has not received instructions from the beneficial owner.

If your shares are held in “street name” by a brokerage firm, your brokerage firm is required to vote your shares according to your instructions. If you do not give instructions to your brokerage firm, the brokerage firm will still be able to vote your shares with respect to certain “discretionary” items but will not be allowed to vote your shares with respect to “non-discretionary” items. Each of Proposal No. 1 and Proposal No. 3 is a “non-discretionary” item. If you do not instruct your broker how to vote with respect to such proposals, your broker may not vote for such proposals, and those votes will be counted as broker “non-votes.” Proposal No. 2 is considered to be a discretionary item, and your brokerage firm will be able to vote on this proposal even if it does not receive instructions from you.

To be elected, the director nominated via Proposal No. 1 must receive a plurality of the votes cast and entitled to vote on the proposal, meaning that the director nominee receiving the most votes will be elected. Shares voting “withheld” have no effect on the election of directors.

Who pays the cost for soliciting proxies?

We are making this solicitation and will pay the entire cost of preparing and distributing the Notice and our proxy materials and soliciting votes. If you choose to access our proxy materials or vote over the Internet, you are responsible for any Internet access charges that you may incur. Our officers and employees may, without compensation other than their regular compensation, solicit proxies through further mailings, personal conversations, facsimile transmissions, e-mails, or otherwise.

How may stockholders submit matters for consideration at an annual meeting?

The required notice must be in writing and received by our corporate secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, or if no annual meeting were held in the preceding year, a stockholder’s notice must be so received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs.

In addition, any stockholder proposal intended to be included in the proxy statement for the next annual meeting of our stockholders in 2025 must also satisfy the requirements of SEC Rule 14a-8 under the Exchange Act, and be received not later than December 31, 2024. If the date of the annual meeting is moved by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, then notice must be received within a reasonable time before we begin to print and send proxy materials. If that happens, we will publicly announce the deadline for submitting a proposal in a press release or in a document filed with the SEC. To comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 13, 2025.

How can I know the voting results?

We plan to announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on Form 8-K to be filed with the SEC within four business days following the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

OVERVIEW OF PROPOSALS

This Proxy Statement contains three (3) proposals requiring stockholder action. Proposal No. 1 requests the election of two (2) Class III directors to our board of directors. Proposal No. 2 requests the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024. Proposal No. 3 requests the approval of the Company’s Amended and Restated 2021 Equity Incentive Plan. Each of the proposals is discussed in more detail in the pages that follow.

PROPOSAL NO. 1 – ELECTION OF DIRECTORS

Our board of directors currently consists of seven (7) members. In accordance with the terms of our certificate of incorporation and bylaws, our board of directors is divided into three (3) classes: Class I, Class II and Class III, with members of each class serving staggered three-year terms. The members of the classes are divided as follows:

•	the Class I directors are Timothy Barberich, Stephen Biggar, M.D., Ph.D. and Gavin MacBeath, Ph.D., and their terms will expire at the annual meeting of stockholders to be held in 2025;

•	the Class II directors are Katina Dorton, J.D., M.B.A. and R. Keith Woods, and their terms will expire at the annual meeting of stockholders to be held in 2026; and

•	the Class III directors are Gabriela Gruia, M.D. and Barbara Klencke, M.D., and their terms will expire at the Annual Meeting.

Upon the expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three-year term at the annual meeting of stockholders in the year in which their term expires.

Our certificate of incorporation and bylaws provide that the authorized number of directors may be changed only by resolution of our board of directors. Our certificate of incorporation also provides that our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds (2/3) of the outstanding shares then entitled to vote in an annual election of directors, and that any vacancy on our board of directors, including a vacancy resulting from an enlargement of our board of directors, may be filled only by vote of a majority of our directors then in office.

Our board of directors has nominated Gabriela Gruia, M.D. and Barbara Klencke, M.D. for election as Class III directors at the Annual Meeting. Each of the nominees is presently a director and has indicated a willingness to continue to serve as director, if elected. If any of the nominees becomes unable or unwilling to serve, however, the proxies may be voted for a substitute nominee selected by our board of directors.

The composition of our board of directors currently includes three (3) individuals who are diverse under the Nasdaq listing rule regarding board diversity, as presented in the below Board Diversity Matrix. Under the Nasdaq listing rule, directors who self-identify (i) as female, (ii) as a member of an underrepresented minority, or (iii) as a member of the LGBTQ+ community are defined as being diverse.

Board Diversity Matrix as of April 30, 2024

Total Number of Directors	7
	Female	Male	Non- Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	3	4
Part II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	3	3
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background	1

In addition to the information presented below regarding each of the nominees and continuing directors’ specific experience, qualifications, attributes and skills that our board of directors and our nominating and corporate governance committee considered in determining that they should serve as a director, we also believe that each of our directors has demonstrated business acumen, integrity and an ability to exercise sound judgment, as well as a commitment of service to our company and our board of directors.

Nominees for Election as Class III Director

The following table identifies our director nominees and sets forth their respective principal occupation and business experience during the last five years and age as of April 1, 2024.

Name	Positions and Offices Held with TScan	Director Since	Age
Gabriela Gruia, M.D.	Director	2021	67
Barbara Klencke, M.D.	Director	2023	66

Gabriela Gruia, M.D. has served as a member of our board of directors since May 2021. Dr. Gruia founded Gabriela Gruia Consulting, LLC in January 2021. Prior to that, Dr. Gruia served as the Chief Development Officer at Ichnos Sciences Inc. from February 2020 to January 2021, where she oversaw several key functions including Regulatory Sciences, Clinical Operations, Clinical Pharmacology, Biostatistics and Drug Safety. Prior to her time at Ichnos Sciences Inc., Dr. Gruia served as Senior Vice President and Head of Regulatory Affairs for Novartis Oncology from February 2008 through February 2020, where she was responsible for leading the oncology regulatory affairs organization. Dr. Gruia has served on the boards of directors for Tessa Therapeutics, Inc. since January 2021 and Molecular Templates, Inc. since March 2022. Dr. Gruia received her doctorate in medicine from Bucharest Medical School in Romania and has a Masters in Breast Pathology and Mammography from Rene Huguenin/Curie Institute Cancer Center in Paris, France. She received her training in oncology and hematology from Rene Descartes University in Paris, France. We believe that Dr. Gruia is qualified to serve as a member of our board of directors due to her extensive leadership experience in the life sciences industry.

Barbara Klencke, M.D. has served as a member of our board of directors since April 2023. She is also a member of the board of directors of eFFECTOR Therapeutics, Inc since 2021, Immune-Onc, Inc since 2022, and Xencor, Inc since 2023. She was an independent board member of Lexent Bio from 2017 until that company’s acquisition by Foundation Medicine in 2020. Dr. Klencke previously served as the Chief Medical and Chief Development Officer of Sierra Oncology Inc., a publicly traded clinical-stage biopharmaceutical company from 2015 until 2023 following its acquisition by GlaxoSmithKline plc in 2022. From 2011 to 2015, Dr. Klencke served as SVP, Global Development, at Onyx Pharmaceuticals, which was acquired by Amgen Inc., in 2013. She also led a variety of both early-and late-stage oncology programs while at Genentech, Inc. from 2003 to 2011. She completed Internal Medicine and Hematology/Oncology training at the University of California, San Francisco and remained there as an Assistant Professor of Medicine in Oncology focusing on clinical research from 1995 to 2002. Dr. Klencke holds a B.S. from Indiana University and an M.D. from the University of California, Davis. We believe that Dr. Klencke is qualified to serve as a member of our board of directors due to her significant scientific expertise in biotechnology.

The proxies will be voted in favor of the above nominees unless a contrary specification is made in the proxy. Each of the nominees has consented to serve as our director if elected. However, if any of the nominees is unable to serve or for good cause will not serve as a director, the proxies will be voted for the election of such substitute nominee as our board of directors may designate.

Our board of directors recommends voting “FOR” the election of Gabriela Gruia, M.D. and Barbara Klencke, M.D., as the Class III directors, each to serve for a three-year term ending at the annual meeting of stockholders to be held in 2027.

Directors Continuing in Office

The following table identifies our continuing directors and sets forth their principal occupation and business experience during the last five years and their ages as of April 1, 2024.

Name	Position and Offices Held with TScan	Director Since	Class and Year in Which Term Will Expire	Age
Timothy Barberich	Chair of the Board of Directors	2019	Class I – 2025	76
Stephen Biggar, M.D., Ph.D.	Director	2021	Class I – 2025	53
Gavin MacBeath, Ph.D.	Director, Chief Executive Officer	2023	Class I – 2025	54
Katina Dorton, J.D., M.B.A.	Director	2021	Class II – 2026	66
R. Keith Woods	Director	2023	Class II – 2026	56

Class I Directors (Term Expires at 2025 Annual Meeting)

Timothy Barberich has served as a member of our board of directors since March 2019 and as the chair of our board of directors since March 2021. Mr. Barberich is a founder, former Chairman and Chief Executive Officer of Sepracor Inc. (“Sepracor”), a publicly traded, research-based, pharmaceutical company based in Marlborough, Massachusetts, currently called Sunovion Pharmaceuticals Inc., which was acquired by Dainippon Sumitomo Pharma Co., Ltd. in 2009. He co-founded Sepracor in 1984 and served as Chief Executive Officer from 1984 to May 2007 and as Chairman of the Board from 1990 to 2009. He currently serves on the board of directors of Gila Therapeutics, Inc. He also previously served on the boards of directors of Frequency Therapeutics, Inc., Versicor Inc. and Verastem, Inc., and of Neurovance Inc, Inotek Pharmaceuticals, Inc., HeartWare International, Inc., Tokai Pharmaceuticals, BioSphere Medical, Inc., BioNevia Pharmaceuticals and GeminX Pharmaceuticals until each company was acquired. Mr. Barberich has also served on the board of trustees of Boston Medical Center and the board of the Pharmaceutical Research and Manufacturers’ Association. Prior to founding Sepracor, Mr. Barberich spent 10 years as a senior executive at Bedford, Massachusetts-based Millipore Corporation. Mr. Barberich is a graduate of Kings College and holds a Bachelor of Science degree in Chemistry. We believe that Mr. Barberich is qualified to serve as a member of our board of directors due to his significant experience in the development and commercialization of pharmaceutical products, his leadership experience at other pharmaceutical companies and his service on other boards of directors.

Stephen Biggar, M.D., Ph.D. has served as a member of our board of directors since March 2021. Dr. Biggar is a partner at Baker Bros. Advisors LP (“Baker Bros.”), a biotechnology-focused investment advisor. Dr. Biggar joined Baker Bros. in April 2000. Dr. Biggar serves on the boards of Kiniksa Pharmaceuticals, Ltd., and Acadia Pharmaceuticals Inc. Dr. Biggar received an M.D. and a Ph.D. in Immunology from Stanford University and received a B.S. in Genetics from the University of Rochester. We believe that Dr. Biggar is qualified to serve as a member of our board of directors due to his extensive experience in the life sciences industry.

Gavin MacBeath, Ph.D. has served as our Chief Executive Officer and as a member of our board of directors since May 2023. He was previously our acting Chief Executive Officer from March 2023 to May 2023, and our Chief Scientific and Operating Officer from December 2018 to May 2023. He has two decades of experience in academia and industry, founding companies and driving research from early-stage discovery through drug approval. Prior to joining TScan, Dr. MacBeath served as the Chief Scientific Officer at Abpro Corporation from March 2017 to July 2018, where he advanced T cell-engaging bispecific antibodies through pre-clinical development. Previously, Dr. MacBeath served as Co-founder and SVP of Discovery at Merrimack Pharmaceuticals, Inc. from February 2014 to October 2016. Dr. McBeath began his career in academia, where he served as the first fellow at Harvard’s Bauer Center for Genomics Research, as an Assistant Professor and later Associate Professor in the Department of Chemistry & Chemical Biology at Harvard University, and as Lecturer and Principal Investigator at Harvard Medical School. Dr. MacBeath received his undergraduate degree from the University of Manitoba, his Ph.D. from The Scripps Research Institute, and postdoctoral training with Dr. Stuart Schreiber at Harvard University. We believe that Dr. MacBeath is qualified to serve on our board of directors because of the perspective and experience he provides as our Chief Executive Officer as well as his broad experience within the life sciences industry.

Class II Directors (Term Expires at 2026 Annual Meeting)

Katina Dorton, J.D., M.B.A. has served as a member of our board of directors since March 2021. Ms. Dorton also serves as a member of the board of directors and as chair of the audit committee of Fulcrum Therapeutics, Inc., since January 2020, as a member of the board of directors, chair of the audit committee, and member of the human resources and compensation committee of Mallincrodt Pharmaceuticals PLC since February 2024. In addition, Ms. Dorton was a member of the board of directors of US Ecology, Inc., from 2014 to 2022 until its acquisition by Republic Services, Inc. Ms. Dorton also served as a member of the board of directors and chair of the audit committee of Pandion Therapeutics, Inc., a biopharmaceutical company, from 2020 until its acquisition by Merck & Co., Inc., in 2021. Previously, Ms. Dorton held CFO positions at several biotechnology companies, including Nodthera Inc., a company developing medicines to inhibit the NLRP3 inflammasome from 2020 to 2022, Repare Therapeutics Inc., a synthetic lethality and DNA repair-focused oncology company from 2019 to 2020, AVROBIO, Inc., a lentiviral gene therapy company from 2017 through 2018, and Immatics GmbH, a biotechnology company from 2015 through 2017. Earlier in her career, Ms. Dorton served as a Managing Director in investment banking for Morgan Stanley and Needham & Company and as an attorney at Sullivan & Cromwell. Ms. Dorton received her J.D. from the University of Virginia School of Law, her M.B.A. from George Washington University and her B.A. from Duke University. We believe that Ms. Dorton is qualified to serve on our board of directors due to her extensive leadership experience in multiple publicly-traded and privately-held pharmaceutical and biotechnology companies, and expertise in developing, financing and providing executive leadership in numerous biopharmaceutical companies.

R. Keith Woods has served as a member of our board of directors since December 2023. Mr. Woods has over three decades of experience in the biopharmaceutical sector, having served most recently as Chief Operating Officer of argenx U.S. Inc., from April 2018 to June 2023, where he led the company through its transition from an R&D organization to a global commercial organization. During this time, he oversaw key teams in preparation for argenx’s first product launch, including sales, marketing, market access and reimbursement, business operations, patient services and medical affairs. In 2023, Mr. Woods transitioned from this role to serve as a strategic commercial advisor to the board of directors of argenx. Prior to argenx, Keith served as senior vice president of North American operations for Alexion Pharmaceuticals, Inc., where he managed a team of several hundred people in the U.S. and Canada and was responsible for more than $1 billion in annual sales. Prior to joining Alexion, Mr. Woods held various positions of increasing responsibility within Roche, Amgen, and Eisai Co., Ltd., over a span of 20 years. Keith currently serves on the board of directors of X4 Pharmaceuticals, Inc., Neurogene Inc., and Rocket Pharmaceuticals, Inc. He holds a Bachelor of Science in marketing from Florida State University. We believe that Mr. Woods is qualified to serve on our board of directors because of his significant experience in commercialization, sales, global operations, supply chain, and business strategy in the life sciences industry.

There are no family relationships between or among any of our directors or executive officers. The principal occupation and employment during the past five years of each of our directors was carried on, in each case except as specifically identified in this Proxy Statement, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. Except as described in “Corporate Governance—Board Composition,” there is no arrangement or understanding between any of our directors and any other person or persons pursuant to which he or she is to be selected as a director.

There are no material legal proceedings to which any of our directors is a party adverse to us or any of our subsidiaries or in which any such person has a material interest adverse to us or our subsidiary.

Executive Officers Who Are Not Directors

The following table identifies our executive officers who are not directors, and sets forth their current positions at TScan and their ages as of April 1, 2024.

Name	Position and Offices Held with TScan	Officer Since	Age
Jason A. Amello	Chief Financial Officer and Treasurer	2024	55
Zoran Zdraveski, J.D., Ph.D.	Chief Legal and Strategy Officer and Secretary	2021	54
Chrystal U. Louis, M.D., M.P.H.	Chief Medical Officer	2024	48

Jason A. Amello has served as our Chief Financial Officer and Treasurer since January 2024. Prior to joining TScan, from September 2022 to January 2024, Mr. Amello was the Chief Financial Officer, Treasurer and Secretary at Candel Therapeutics, Inc. Prior to Candel, Mr. Amello served as Chief Financial Officer and Treasurer of Saniona AB from September 2020 to April 2022, and Senior Vice President, Chief Financial Officer and Treasurer of Akebia Therapeutics, Inc. from September 2013 to August 2020. Mr. Amello was also Executive Vice President, Chief Financial Officer and Treasurer of Alaunos Therapeutics, Inc. (formerly known as ZIOPHARM Oncology, Inc.) from May 2012 to May 2013. From April 2000 until June 2011, Mr. Amello served in various positions of increasing responsibility at Genzyme Corporation (acquired by Sanofi S.A.), including Senior Vice President, Chief Accounting Officer and Corporate Controller, and also led the Strategic Financial Services group through which he served as a key advisor on all of Genzyme’s mergers and acquisitions and other strategic transactions. Earlier in his career, Mr. Amello spent ten years in the business advisory and assurance practice of Deloitte, serving in various roles of increasing responsibility through Senior Manager. Since October 2017, Mr. Amello served as a member of the Board of Directors of Acer Therapeutics, Inc. until its acquisition by Zevra Therapeutics in November 2023 and was chairman of its audit committee. Mr. Amello also served on the Board of Directors of New England Baptist Hospital from 2015 to 2023 and was chairman of the Quality of Care Committee and a member of the Finance and Investment Committee. Mr. Amello received his B.S. in accounting from Boston College and is a Certified Public Accountant in the Commonwealth of Massachusetts.

Zoran Zdraveski, J.D., Ph.D., has served as our Chief Legal and Strategy Officer and Secretary since September 2021. He has more than 20 years of legal, IP and business operations experience in the biopharmaceutical industry. Prior to joining TScan, from April 2017 to April 2021, Dr. Zdraveski served as the Chief Legal and Technology Operations Officer at Magenta Therapeutics Inc., where he established the legal team and managed all aspects of legal, intellectual property and compliance both before and after Magenta’s 2018 initial public offering. Prior to Magenta, he was the Vice President and Associate General Counsel at Epizyme Inc. from July 2012 to April 2017. Prior to joining Epizyme, he held patent counsel positions at Ironwood and Genzyme Therapeutics. Dr. Zdraveski holds an M.S. in Chemistry and a B.F.A. and B.A. in Art and Chemistry from Southern Methodist University, a J.D. from Suffolk University Law School, and a Ph.D. in Biochemistry from the Massachusetts Institute of Technology.

Chrystal U. Louis, M.D., M.P.H., has served as our Chief Medical Officer since April 2024. Prior to joining TScan, from November 2022 to March 2024, Dr. Louis was the SVP of hematology clinical development at Zentalis Pharmaceuticals, Inc. Prior to Zentalis, Dr. Louis served as VP, Head of Medical Affairs at CRISPR Therapeutics, Inc. from July 2020 to November 2022. From October 2016 to July 2020, Dr. Louis served in various positions of increasing responsibility at Celgene Corporation (acquired by Bristol Myers Squibb Company), including Executive Director, Myeloid Diseases, U.S. Medical Affairs, Executive Director, Oncology, U.S. Medical Affairs and Executive Director, Pancreatic/GI Disease Lead, U.S. Medical Affairs. From September 2014 to October 2016, Dr Louis also served in the role of clinical development and project leadership strategy at Merrimack Pharmaceuticals, Inc. Prior to joining industry, Dr. Louis was an Assistant Professor at Texas Children’s Cancer Center and Hematology Service, Baylor College of Medicine, where she worked on the early development of CAR-T cell therapy products for solid tumor malignancies. Dr. Louis received her M.D.

from Tulane University School of Medicine, her Masters Degree in Public Health from Tulane University School of Public Health and Tropical Medicine, and her B.A. in Political Science and B.S. in Chemistry from Southwestern University at Georgetown, TX.

The principal occupation and employment during the past five years of each of our executive officers was carried on, in each case except as specifically identified in this Proxy Statement, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our executive officers and any other person or persons pursuant to which he was or is to be selected as an executive officer.

There are no material legal proceedings to which any of our executive officers is a party adverse to us or our subsidiary or in which any such person has a material interest adverse to us or our subsidiary.

PROPOSAL NO. 2 – RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TScan’s stockholders are being asked to ratify the appointment by the audit committee of the board of directors of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. Deloitte has served as TScan’s independent registered public accounting firm since 2020.

The audit committee is solely responsible for selecting TScan’s independent registered public accounting firm for the fiscal year ending December 31, 2024. Stockholder approval is not required to appoint Deloitte as TScan’s independent registered public accounting firm. However, the board of directors believes that submitting the appointment of Deloitte to the stockholders for ratification is good corporate governance. If the stockholders do not ratify this appointment, the audit committee will reconsider whether to retain Deloitte. If the selection of Deloitte is ratified, the audit committee, at its discretion, may direct the appointment of a different independent registered public accounting firm at any time it decides that such a change would be in the best interest of TScan and its stockholders.

A representative of Deloitte is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and to respond to appropriate questions from our stockholders.

TScan incurred the following fees from Deloitte for the audit of the consolidated financial statements and for other services provided during the years ended December 31, 2023 and 2022.

Fee Category	Fiscal Year 2022 ($)	Fiscal Year 2023 ($)
Audit Fees(1)	535,812	773,153
Audit-Related Fees	—	—
Tax Fees(2)	—	—
All Other Fees(3)	1,895	3,790

Total Fees	537,707	776,943

(1)

Audit fees consist of fees for the audit of our annual financial statements, the review of our interim financial statements included in our quarterly reports on Form 10-Q and fees related to our follow-on offering, including comfort letters and consents.

(2)	Tax fees consist of fees for tax compliance, advice and tax services. There were no tax fees in fiscal years 2022 and 2023.
(3)	All other fees disclosed in this table were related to the fees for access to technical accounting software resource provided by Deloitte.

Audit Committee Pre-Approval Policy and Procedures

Our audit committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by our audit committee, or the engagement is entered into pursuant to the pre-approval procedure described below.

From time to time, our audit committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. Any such pre- approval details the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

During our 2023 and 2022 fiscal years, no services were provided to us by Deloitte other than in accordance with the pre-approval policies and procedures described above.

Our board of directors recommends voting “FOR” Proposal No. 2 to ratify the appointment of Deloitte as TScan’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

PROPOSAL NO. 3 – APPROVAL OF THE COMPANY’S AMENDED AND RESTATED 2021 EQUITY INCENTIVE PLAN

Our board of directors believes that stock-based incentive awards can play an important role in the success of our company by encouraging and enabling our employees, officers, non-employee directors and consultants upon whose judgment, initiative, and efforts we largely depend on for the successful conduct of our business to acquire a proprietary interest in our company. Our board of directors believes that providing such persons with a direct stake in our company assures a closer identification of the interests of such individuals with ours and our stockholders, thereby stimulating their efforts on our behalf and strengthening their desire to remain with us. Furthermore, TScan competes for talent in a highly competitive environment and equity awards are a key tools used to attract and retain employees.

On April 13, 2024, as recommended by our compensation committee, the Company’s board of directors approved, subject to and contingent on the approval by the stockholders of the Company within 12 months of the date of such board approval, the amended and restated TScan Therapeutics, Inc. 2021 Equity Incentive Plan (the “Amended and Restated 2021 Plan”), which (i) amends the evergreen provision in the current 2021 Equity Incentive Plan of the Company (the “Original 2021 Plan”) to provide that shares of the common stock underlying the Company’s outstanding pre-funded warrants shall be added to the outstanding shares of common stock to which the annual share replenishment will be applied, and (ii) increases the number of shares of the common stock reserved for issuance thereunder by 2,000,000 shares. The Amended and Restated 2021 Plan is attached as Appendix A to this Proxy Statement. Appendix A is marked up to show the proposed changes to the Original 2021 Plan.

If the Amended and Restated 2021 Plan is not approved by the holders of all of the shares of voting common stock present or represented by proxy at the Annual Meeting, the Original 2021 Plan, as amended by the Amendment No. 1 (the “Amendment No. 1”) approved by our Board on May 24, 2023 and approved by our shareholders on June 13, 2023 (as amended, the “Amended 2021 Plan”), will continue in its current form without any change proposed herein.

Summary of Material Features of the Amended and Restated 2021 Plan

The material features of the Amended and Restated 2021 Plan are:

•

The maximum number of shares of common stock to be issued under the Amended and Restated 2021 Plan is (1) 12,778,048; plus (2) the number of shares as is equal to the sum of (x) the number of shares of our common stock reserved for issuance under our 2018 Stock Option Plan, as amended (the “2018 Stock Plan”) that remained available for grant under the 2018 Stock Plan immediately prior to the effectiveness of the registration statement with respect to our initial public offering and (y) the number of shares of our common stock subject to outstanding awards under the Amended and Restated 2021 Plan or the 2018 Stock Plan that expire, terminate or are otherwise surrendered, cancelled, forfeited or repurchased by us at their original issuance price pursuant to a contractual repurchase right; plus (3) an annual increase, or the Annual Increase, to be added on the first day of each fiscal year, beginning with the fiscal year ending December 31, 2022 and continuing until, and including, the fiscal year ending December 31, 2031, equal to the lower of (i) 4% of the number of shares of our common stock outstanding on the last day of the preceding fiscal year (including the shares of our common stock underlying outstanding pre-funded warrants) and (ii) an amount of shares determined by our Board of Directors. The Amended and Restated 2021 Plan would only affect future annual increases to our share reserve starting in 2025, and would not retroactively affect annual increases effected before the approval of the Amended and Restated 2021 Plan;

•	The maximum number of shares of common stock that can be issued under the Amended and Restated 2021 Plan as incentive stock options is 12,778,048;

•	The award of stock options (both incentive and non-qualified options), stock appreciation rights, restricted stock, restricted stock units, and other stock-based awards is permitted;

•

The value of all awards awarded under the Amended and Restated 2021 Plan and all other cash compensation paid by us to any non-employee director in any calendar year may not exceed $750,000 in the case of an incumbent director or $1,500,000 in the case of a new director during his or her first year of service;

•	To the extent required by Nasdaq, any material amendment to the Amended and Restated 2021 Plan is subject to approval by our stockholders;

•	Any dividend equivalents granted as a component of restricted stock units are subject to the same vesting provisions as the underlying award; and

•	The term of the Amended and Restated 2021 Plan will expire on April 22, 2031.

Based solely on the closing price of our common stock as reported by Nasdaq on April 24, 2024 and the maximum number of shares that would have been available for awards as of such date under the Amended and Restated 2021 Plan had it been in effect on such date, the maximum aggregate market value of the common stock that could potentially be issued under the Amended and Restated 2021 Plan is $46.2 million. The shares of common stock underlying any awards that are forfeited, canceled, held back upon exercise of an option or settlement of an award to cover the exercise price or tax withholding, reacquired by us prior to vesting, satisfied without the issuance of stock or otherwise terminated (other than by exercise), under the Amended and Restated 2021 Plan or 2018 Stock Plan will be added back to the shares of common stock available for issuance under the Amended and Restated 2021 Plan. Shares of common stock repurchased on the open market will not be added back to the shares of common stock available for issuance under the Amended and Restated 2021 Plan.

Rationale for Plan Amendment

We operate in a competitive market and new hire and annual equity grants are essential in helping us attract and retain talented individuals. Our Compensation Committee and the board of directors believe our stock-based compensation programs enable us to maintain our competitive position regarding recruiting and retaining highly skilled and engaged personnel. We also believe that stock options are a key element of our stock-based compensation program.

The current evergreen provision calculation is based solely on shares of common stock that are issued and outstanding. In order for us to continue to leverage stock option grants in a similar manner as part of our recruiting and retention strategy, we propose to include pre-funded warrants in calculating the total number of shares of common stock that are issued and outstanding. The Amended and Restated 2021 Plan would only affect future annual increases to our share reserve starting in 2025.

Investors are limited from owning a public company’s voting securities above a certain threshold (usually, 9.99% or 19.99%), as exceeding such limits would cause undesirable accounting and reporting obligations for the investor. By purchasing pre-funded warrants, an investor defers owning the underlying voting common stock until such time the investor elects to exercise the pre-funded warrant. Pre-funded warrants therefore allow investors to make larger investments in a public company that they otherwise would not be willing or able to do if they were to invest solely in such public company’s voting common stock. Importantly, pre-funded warrants are also beneficial to a public company because they are issued at substantially the same offering price as the public company’s voting common stock, and the cash proceeds are received by the company immediately upon issuance of the warrant. Pre-funded warrants therefore allow a public company to raise more capital from investors who have concerns over undesirable accounting or reporting obligations than it would if the company were to issue only voting common stock.

On June 1, 2023, we completed an underwritten public offering of 23,287,134 shares of our voting common stock and pre-funded warrants to purchase up to an aggregate of 47,010,526 shares of our voting common stock. On April 19, 2024, we completed another underwritten public offering of 2,472,581 shares of our voting common stock and pre-funded warrants to purchase up to an aggregate of 18,577,419 shares of our voting common stock. Upon the closing of each of those underwritten public offerings, the investors who purchased the pre-funded warrants, paid the same per-share offering price as our voting common stock (less a fractional $0.0001 per share) for each such pre-funded warrant. For example, in the underwritten public offering closed on June 1, 2023, the voting common stock was issued at a public offering price of $2.00 per share and the pre-funded warrants were issued at $1.9999 per share. Investors who purchased the pre-funded warrants to purchase 47,010,526 shares in such offering paid a total of approximately $94.0 million at closing, and each such investor only needs to pay the exercise price of $0.0001 per share upon such investor’s exercise of the pre-funded warrant, totaling $4,701.05 for full exercise of all such pre-funded warrants. By our issuing pre-funded warrants at substantially the same offering price as our voting common stock, we increased the proceeds received by us from the applicable underwritten public offering, which provided the funds needed to progress our research and develop our product candidates. However, despite the Company receiving the financial benefit of the cash proceeds from issuance of pre-funded warrants, the outstanding shares of our common stock did not increase as it normally would have, and therefore the number of outstanding shares of common stock that was used to calculate the annual increase under the evergreen provision did not increase proportionally. We are seeking to remedy this so that we have a proportional annual increase in our equity-based compensation program to attract and retain talented individuals.

For illustrative purposes, as of April 24, 2024, we had 52,862,805 shares of common stock that were issued and outstanding and pre-funded warrants to purchase 65,587,945 shares of common stock outstanding. Assuming these are the shares of common stock and pre-funded warrants outstanding on January 1, 2025, under the Amended 2021 Plan’s current evergreen provision, we would be able to authorize an additional 2,114,512 shares for issuance. Under the same scenario, but with the Amended and Restated 2021 Plan’s evergreen provision, we would be able to authorize an additional 4,738,030 shares for issuance, resulting in an increase of 2,623,518 shares, or approximately 2.2% of our total capitalization. If shareholders approve the Amended and Restated 2021 Plan, the share reserve will increase with any future shares added pursuant to the Amended and Restated 2021 Plan’s evergreen provision until the Amended and Restated 2021 Plan’s expiration in April 2031.

In addition, because the evergreen provision in the Amended and Restated 2021 Plan would only affect future annual increases to our share reserve starting in 2025, we are requesting the stockholders to approve an increase of 2,000,000 shares of common stock available for new awards under the Amended and Restated 2021 Plan.

We believe that the proposal to approve the Amended and Restated 2021 plan to amend the evergreen provision and increase in the shares available under the Amended 2021 Plan is within the spirit of the Amended 2021 Plan. Our board of directors and Compensation Committee, with the guidance of its independent compensation consultant FW Cook, have determined that (i) the inclusion of pre-funded warrants in calculating the total number of shares of common stock that are issued and outstanding on each December 31 for purposes of calculating the annual increase and (ii) the increase in the shares available for awards by 2,000,000 shares are reasonable based on our modeling and does not represent an excess number of shares. In addition, our Compensation Committee determined the size of the reserved pool under the Amended and Restated 2021 Plan based on projected equity awards to anticipated new hires, projected annual equity awards to existing employees and an assessment of the magnitude of increase that many of our institutional investors would likely find acceptable. The pre-funded warrants, if included, would allow us to have a number of shares in our Amended and Restated 2021 Plan reserve that are comparable in size to similarly-situated companies that do not have pre-funded warrants outstanding.

We anticipate that if the Amended and Restated 2021 Plan is approved by our shareholders, the reserve under the Amended and Restated 2021 Plan, as increased annually pursuant to the evergreen provision, will be sufficient to provide equity incentives to attract, retain, and motivate employees for at least the next several years. If our shareholders do not approve the Amended and Restated 2021 Plan, our plans to operate our business may be materially impacted because we otherwise may not have sufficient shares available under our Amended 2021 Plan to attract and retain new employees or to motivate and retain our existing employees in the future. This could require us to offer a different mix of equity and cash-based incentives as well as annual cash incentive bonus plans rather than relying heavily on equity awards to compete for talent. We believe that the alternatives to our current compensation program would not have significant long-term retention value and would not serve to align our employees’ interests as closely with those of our shareholders in the absence of equity incentives. As we scale our growth to progress our research and product candidates, we want to continue a culture of ownership that aligns directly with our mission and values.

The following table sets forth certain information about the Amended 2021 Plan as of April 24, 2024, and the potential overhang under the Amended and Restated 2021 Plan with 2,000,000 additional new shares:

Number of shares relating to stock options outstanding as of April 24, 2024	12,499,831
Weighted average remaining term of outstanding options (year)	8.36
Weighted average exercise price of outstanding options	$3.76
Remaining number of authorized shares as of April 24, 2024 for future grants under the Amended 2021 Plan and the 2018 Stock Plan	4,260,316
Number of new shares requested under the Amended and Restated 2021 Plan	2,000,000
Total number of authorized shares under the Amended and Restated 2021 Plan (1)	6,260,316
Total potential overhang under the Amended and Restated 2021 Plan (2)	18,760,147
Number of shares of common stock outstanding as of April 24, 2024	52,862,805
Fully-diluted shares of common stock including shares reserved for issuance (3)	137,210,897
Percentage of fully-diluted common stock outstanding represented by proposed increase in option pool of 2,000,000 shares	1.5%

(1)

The total number of authorized shares for future grants under the Amended and Restated 2021 Plan includes (i) 2,000,000 additional shares requested, plus (ii) 4,260,316 shares that remained available for grants under the Amended 2021 Plan and the 2018 Stock Plan as of April 24, 2024. Any shares covered by outstanding awards under the Amended 2021 Plan or 2018 Stock Plan that are forfeited, expired, or are settled in cash, after the effective date of the Amended and Restated 2021 Plan will be added to the maximum aggregate number of shares that may be issued under the Amended and Restated 2021 Plan.

(2)

The total potential overhang under the Amended and Restated 2021 Plan in the foregoing table consists of 12,499,831 shares subject to stock options outstanding as of April 24, 2024, plus 4,260,316 shares that remained available for grants under the 2018 Stock Plan and the Amended 2021 Plan as of April 24, 2024, plus the number of new shares requested for approval by stockholders under the Amended and Restated 2021 Plan.

(3)

The fully diluted shares of common stock in the foregoing table consists of (1) the shares of voting and non-voting common stock outstanding as of April 24, 2024 of 52,862,805, (2) the number of shares of voting common stock issuable upon exercise of the pre-funded warrants, each with an exercise price of $0.0001 per share, outstanding as of April 24, 2024 of 65,587,945, (3) stock options outstanding under the 2018 Stock

Plan and Amended 2021 Plan as of April 24, 2024 of 12,499,831, (4) equity awards available for issuance under the 2018 Stock Plan and Amended 2021 Plan as of April 24, 2024 of 4,260,316, plus (5) the number of new shares requested under the Amended and Restated 2021 Plan of 2,000,000 shares. This amount excludes shares of common stock potentially issuable under the Loan and Security Agreement, dated as of September 9, 2022, between us and K2 HealthVentures LLC, which shares may be issuable upon conversion of such loan, at the election of K2 HealthVentures LLC, based on the portion of the principal amount of the term loans outstanding at the time of conversion.

Summary of the Amended 2021 Plan

The following description of certain features of the Amended and Restated 2021 Plan is intended to be a summary only. The full text of the Amended and Restated 2021 Plan is attached hereto as Appendix A.

Shares Available for Issuance. The Amended and Restated 2021 Plan allows for the issuance of incentive stock options intended to qualify under Section 422 of the Code, nonstatutory stock options, stock appreciation rights, or SARs, restricted stock awards, restricted stock units, or RSUs, and other stock-based awards. We refer to these securities as Awards. If stockholders approve the Amended and Restated 2021 Plan, the number of shares available for future Awards under the Amended and Restated 2021 Plan as of the date of the Annual Meeting would be the sum of (1) 12,778,048; plus (2) the number of shares as is equal to the sum of (x) the number of shares of our common stock reserved for issuance under the 2018 Stock Plan that remained available for grant under the 2018 Stock Plan immediately prior to the effectiveness of the registration statement with respect to our initial public offering and (y) the number of shares of our common stock subject to outstanding awards under the Amended and Restated 2021 Plan or 2018 Stock Plan that expire, terminate or are otherwise surrendered, cancelled, forfeited or repurchased by us at their original issuance price pursuant to a contractual repurchase right; plus (3) an annual increase, or the Annual Increase, to be added on the first day of each fiscal year, beginning with the fiscal year ending December 31, 2025 and continuing until, and including, the fiscal year ending December 31, 2031, equal to the lower of (i) 4% of the number of shares of our common stock outstanding on the last day of the preceding fiscal year (including the shares of our common stock underlying outstanding pre-funded warrants) and (ii) an amount of shares determined by our Board of Directors. The Amended and Restated 2021 Plan would only affect future annual increases to our share reserve starting in 2025, and would not retroactively affect annual increases effected before the approval of the Amended and Restated 2021 Plan. Shares of common stock delivered to us by a participant to purchase common stock upon exercise of an Award or to satisfy tax withholding obligations related to an Award (including shares retained from the Award creating the tax obligation) shall be added back to the number of shares of common stock available for the future grant of Awards under the Amended and Restated 2021 Plan. Certain sub-limitations apply to Awards under the Amended and Restated 2021 Plan. The maximum number of shares of common stock that be issued under the Amended and Restated 2021 Plan as incentive stock options is 12,778,048.

Types of awards. The Amended and Restated 2021 Plan provides for the following types of awards:

•	incentive and nonstatutory stock options;

•	stock appreciation rights;

•	restricted shares; and

•	stock units.

Options and Stock Appreciation Rights. The exercise price for options granted under the Amended and Restated 2021 Plan may not be less than 100% of the fair market value of our common stock on the grant date. Optionees will be permitted to pay the exercise price in cash or, with the consent of the Compensation Committee:

•	with shares of common stock that the optionee already owns;

•	by an immediate sale of shares through a broker approved by us;

•	by instructing us to withhold a number of shares having an aggregate fair market value that does not exceed the exercise price; or

•	by other methods permitted by applicable law.

An optionee who exercises a stock appreciation right receives the increase in value of our common stock over the base price. The base price for stock appreciation rights may not be less than 100% of the fair market value of our common stock on the grant date. The settlement value of a stock appreciation right may be paid in cash, shares of our common stock or a combination.

Options and stock appreciation rights vest as determined by the Compensation Committee. In general, they will vest over a four-year period following the date of grant. Options and stock appreciation rights expire at the time determined by the Compensation Committee but in no event more than ten years after they are granted. These awards generally expire earlier if the participant’s service terminates earlier.

Restricted Shares and Stock Units. Restricted shares and stock units may be awarded under our Amended and Restated 2021 Plan in return for any lawful consideration, and participants who receive restricted shares or stock units generally are not required to pay cash for their awards. In general, these awards will be subject to vesting. Vesting may be based on length of service, the attainment of performance-based milestones or a combination of both, as determined by the Compensation Committee.

Eligibility to Receive Awards. Employees, non-employee directors, consultants and advisors are eligible to participate in the Amended and Restated 2021 Plan. As of April 24, 2024, this includes approximately 160 employees, six non-employee directors, 78 consultants and seven advisors. Under the Amended and Restated 2021 Plan, the aggregate grant date fair value of awards granted to our non-employee directors may not exceed $750,000 in any one fiscal year, except that the grant date fair value of awards granted to newly appointed non-employee directors may not exceed $1,500,000 in the fiscal year in which such non-employee director is initially appointed to our board of directors.

Under current law, incentive stock options may only be granted to our employees and our present or future parent or subsidiaries. The granting of Awards under the Amended and Restated 2021 Plan is discretionary, and we cannot now determine the number or type of Awards to be granted in the future to any particular person or group, except that Awards are subject to the limitations described above.

Administration. The Compensation Committee of our Board of Directors administers the Amended and Restated 2021 Plan. The Compensation Committee will have complete discretion to make all decisions relating to the Amended and Restated 2021 Plan and outstanding awards, including repricing outstanding options and modifying outstanding awards in other ways.

Effect of Certain Corporate Transactions. In the event we are a party to a merger, consolidation or certain change in control transactions, outstanding awards granted under the Amended and Restated 2021 Plan, and all shares acquired under the Amended and Restated 2021 Plan, will be subject to the terms of the definitive transaction agreement (or, if there is no such agreement, as determined by our Compensation Committee). Unless an award agreement provides otherwise, such treatment may include any of the following with respect to each outstanding award:

•	the continuation, assumption or substitution of an award by a surviving entity or its parent;

•	the cancellation of an award without payment of any consideration;

•

the cancellation of the vested portion of an award (and any portion that becomes vested as of the effective time of the transaction) in exchange for a payment equal to the excess, if any, of the value that the holder of each share of our common stock receives in the transaction over (if applicable) the exercise price otherwise payable in connection with the award; or

•

the assignment of any reacquisition or repurchase rights held by us in respect of an award of restricted shares to the surviving entity or its parent (with proportionate adjustments made to the price per share to be paid upon exercise of such rights).

The Compensation Committee is not required to treat all awards, or portions thereof, in the same manner.

The vesting of an outstanding award may be accelerated by the administrator upon the occurrence of a change in control, whether or not the award is to be assumed or replaced in the transaction, or in connection with a termination of service following a change in control transaction.

A change in control includes:

•	any person acquiring beneficial ownership of more than 50% of our total voting power;

•	the sale or other disposition of all or substantially all of our assets; or

•	our merger or consolidation after which our voting securities represent 50% or less of the total voting power of the surviving or acquiring entity.

Changes in Capitalization. In the event of certain changes in our capital structure without our receipt of consideration, such as a stock split, reverse stock split or dividend paid in common stock, proportionate adjustments will automatically be made to:

•

the maximum number and kind of shares available for issuance under our Amended and Restated 2021 Plan, including the maximum number and kind of shares that may be issued upon the exercise of incentive stock options;

•	the maximum number and kind of shares covered by, and exercise price, base price or purchase price, if any, applicable to each outstanding stock award; and

•	the maximum number and kind of shares by which the share reserve may increase automatically each year.

In the event that there is a declaration of an extraordinary dividend payable in a form other than our common stock in an amount that has a material effect on the price of our common stock, a recapitalization, a spin-off or a similar occurrence, the Compensation Committee may make such adjustments to any of the foregoing as it deems appropriate, in its sole discretion.

Prohibition on Repricing. Notwithstanding anything in the Amended and Restated 2021 Plan to the contrary, and other than pursuant to Section 9 of the Amended and Restated 2021 Plan that addresses equitable adjustments, the Compensation Committee will not without the approval of the Company’s stockholders (a) lower the exercise price per share of an option (or grant price of a SAR) after it is granted, (b) cancel an option or SAR in exchange for an option or SAR with a lower exercise price, cash or another grant (other than in connection with a change in control), or (c) take any other action with respect to an option or SAR that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the shares are listed.

Amendments or Termination. Our board of directors may amend, suspend or terminate the Amended and Restated 2021 Plan at any time. If our board of directors amends the Amended and Restated 2021 Plan, it does not need stockholder approval of the amendment unless required by applicable law, regulation or rules, including the rules of the Nasdaq Stock Market. The Amended and Restated 2021 Plan will terminate automatically 10 years after the date when our Board of Directors adopted the Original 2021 Plan.

Effective Date of Plan. The Original 2021 Plan was originally approved by our board of directors on April 22, 2021 and our stockholders approved the Original 2021 Plan in May 2021. The Original 2021 Plan was

intended to replace our 2018 Stock Plan; however, awards outstanding under our 2018 Stock Plan continue to be governed by their existing terms. On May 24, 2023, our board of directors approved the Amendment No. 1. On June 13, 2023, our stockholders approved the Amendment No. 1. On April 13, 2024, our board of directors approved the Amended and Restated 2021 Plan, subject to shareholder approval within 12 months of such date.

New Plan Benefits

Because the grant of awards under the Amended and Restated 2021 Plan is within the discretion of the Compensation Committee, we cannot determine the dollar value or number of shares of common stock that will in the future be received by or allocated to any participant in the Amended and Restated 2021 Plan.

If the Amended and Restated 2021 Plan is approved by stockholders, the additional shares of the Company’s voting common stock available for issuance under the Amended and Restated 2021 Plan will be registered pursuant to registration statement on Form S-8 promptly after such stockholder approval is obtained.

Tax Aspects under the Code

The following is a summary of the principal federal income tax consequences of certain transactions under the Amended and Restated 2021 Plan. It does not describe all federal tax consequences under the Amended and Restated 2021 Plan, nor does it describe state or local tax consequences.

Incentive Options. No taxable income is generally realized by the optionee upon the grant or exercise of an incentive option. If shares of common stock issued to an optionee pursuant to the exercise of an incentive option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (i) upon sale of such shares, any amount realized in excess of the exercise price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) we will not be entitled to any deduction for federal income tax purposes. The exercise of an incentive option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

If shares of common stock acquired upon the exercise of an incentive option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of common stock at exercise (or, if less, the amount realized on a sale of such shares of common stock) over the exercise price thereof, and (ii) we will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive option is paid by tendering shares of common stock.

If an incentive option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a non-qualified option. Generally, an incentive option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.

Non-Qualified Options. No income is realized by the optionee at the time a non-qualified option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the exercise price and the fair market value of the shares of common stock on the date of exercise, and we receive a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of common stock have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering shares of common stock. Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value over the exercise price of the option.

Other Awards. We generally will be entitled to a tax deduction in connection with other awards under the Amended and Restated 2021 Plan in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income. Participants typically are subject to income tax and recognize such tax at the time that an award is exercised, vests or becomes non-forfeitable, unless the award provides for a further deferral.

Parachute Payments. The vesting of any portion of an award that is accelerated due to the occurrence of a change in control (such as a sale event) may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Limitation on Deductions. Under Section 162(m) of the Code, our deduction for awards under the Amended and Restated 2021 Plan may be limited to the extent that any “covered employee” (as defined in Section 162(m) of the Code) receives compensation in excess of $1 million a year.

Interests of Certain Persons in this Proposal

Our executive officers and members of our board of directors have an interest in this proposal by virtue of their being eligible to receive equity awards under the Amended and Restated 2021 Plan.

It is not possible to determine the benefits that will be received by participants in the Amended and Restated 2021 Plan, including our named executive officers and our non-employee directors, in the future because all grants are made in the discretion of our Board or our Compensation Committee. Neither our Board nor our Compensation Committee has approved any awards that are conditioned upon shareholder approval of the Amended and Restated 2021 Plan.

Other than as described herein, we do not believe that our executive officers or directors have substantial interests in this proposal that are different from or greater than those of any other of our shareholders.

Our board of directors recommends voting “FOR” Proposal No. 3 to approve the Company’s Amended and Restated 2021 Equity Incentive Plan.

CORPORATE GOVERNANCE

Director Nomination Process

Our nominating and corporate governance committee is responsible for identifying individuals qualified to serve as directors, consistent with criteria approved by our board of directors, and recommending such persons to be nominated for election as directors, except where we are legally required by contract, law or otherwise to provide third parties with the right to nominate.

The process followed by our nominating and corporate governance committee to identify and evaluate director candidates includes requests to board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates, and interviews of selected candidates by management, recruiters, members of the committee and our board of directors. The qualifications, qualities and skills that our nominating and corporate governance committee believes must be met by a committee-recommended nominee for a position on our board of directors are as follows:

•	Nominees should demonstrate high standards of personal and professional ethics and integrity.

•	Nominees should have proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment.

•	Nominees should have skills that are complementary to those of the existing board of directors.

•	Nominees should have the ability to assist and support management and make significant contributions to TScan’s success.

•

Nominees should have an understanding of the fiduciary responsibilities that is required of a member of the board of directors and the commitment of time and energy necessary to diligently carry out those responsibilities.

Stockholders may recommend individuals to the nominating and corporate governance committee for consideration as potential director candidates. Any such proposals should be received in writing by our corporate secretary at our principal executive offices no later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting and should include appropriate biographical and background material to allow the nominating and corporate governance committee to properly evaluate the potential director candidate and the number of shares of our stock beneficially owned by the stockholder proposing the candidate. Stockholder proposals should be addressed to TScan Therapeutics, Inc., 830 Winter Street, Waltham, MA 02451, Attention: Corporate Secretary. Assuming that biographical and background material has been provided on a timely basis in accordance with our bylaws, any recommendations received from stockholders will be evaluated in the same manner as potential nominees proposed by the nominating and corporate governance committee. As such, the nominating and corporate governance committee does not have a formal policy with regard to the consideration of any director candidates recommended by stockholders. If our board of directors determines to nominate a stockholder recommended candidate and recommends his or her election, then his or her name will be included on our proxy card for the next annual meeting of stockholders. See “Stockholder Proposals” for a discussion of submitting stockholder proposals.

Arrangements Relating to the Nomination of Directors

In connection with our Series C convertible preferred stock financing described in the “Certain Relationships and Related Party Transactions” section of this Proxy Statement, we entered into a nominating agreement with Baker Brothers Life Sciences, L.P. and 667, L.P. (collectively, the “BBA Funds”), which was subsequently amended and restated on April 22, 2021, pursuant to which, among other things, we agreed to support the nomination of, and cause our board of directors (or the nominating committee thereof) to include in the slate of nominees recommended to our stockholders for election as directors at each annual or special meeting of our stockholders at which directors are to be elected, one person designated from time to time by the BBA Funds, subject to the requirements of fiduciary duties under applicable law and the terms and conditions of such nominating agreement. The nominating agreement only applies during the period beginning at the closing of our IPO and for the three years thereafter, as long as (1) the BBA Funds and their affiliates, collectively, beneficially own at least 75% of the Series C convertible preferred stock purchased by the BBA Funds in such Series C convertible preferred stock financing, or such number of shares of our common stock issued upon conversion of such number of shares of Series C convertible preferred stock (in either case, as adjusted for any stock split, stock dividend, combination, or other recapitalization or reclassification or similar transaction), and (2) the BBA Funds and their affiliates, collectively, beneficially own at least two percent of our then outstanding voting common stock.

Director Independence

Applicable Nasdaq Stock Market LLC (“Nasdaq”) rules require a majority of a listed company’s board of directors to be comprised of independent directors within one year of listing. In addition, the Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent and that audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act and that compensation committee members satisfy independence criteria set forth in Rule 10C-1 under the Exchange Act. Under applicable Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of the listed company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries. In addition, in affirmatively determining the independence of any director who will serve on a company’s compensation committee, Rule 10C-1 under the Exchange Act requires that a company’s board of directors must consider all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including: the source of compensation to the director, including any consulting, advisory or other compensatory fee paid by such company to the director, and whether the director is affiliated with the company or any of its subsidiaries or affiliates.

Our board of directors has determined that all current members of the board of directors are independent directors, including for purposes of the rules of Nasdaq and the SEC. In making such independence determination, our board of directors considered the relationships that each non-employee director has with us and all other facts and circumstances that our board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director. In considering the independence of the directors listed above, our board of directors considered the association of our directors with the holders of more than five percent of our common stock. There are no family relationships among any of our directors or executive officers. Gavin MacBeath, who serves as a director, is not an independent director under these rules because he is our Chief Executive Officer.

Board Committees

Our board of directors has established an audit committee, a compensation committee and a nominating and corporate governance committee. Each of the audit committee, compensation committee and nominating and corporate governance committee operates under a charter that satisfies the applicable standards of the SEC and Nasdaq. Each such committee reviews its respective charter at least annually. A current copy of the charter for each of the audit committee, compensation committee and nominating and corporate governance committee is posted on the corporate governance section of our website www.tscan.com.

Audit Committee

Katina Dorton, Gabriela Gruia, Barbara Klencke and R. Keith Woods serve on the audit committee, which is chaired by Ms. Dorton. Our board of directors has determined that each member of the audit committee is “independent” for audit committee purposes as that term is defined by the rules of the SEC and Nasdaq, and that each has sufficient knowledge in financial and auditing matters to serve on the audit committee. Our board of directors has designated Ms. Dorton as an “audit committee financial expert,” as defined under the applicable rules of the SEC. During the fiscal year ended December 31, 2023, the audit committee met four times. The audit committee assists our board of directors with its oversight of the integrity of our financial statements; our compliance with legal and regulatory requirements; the qualifications, independence and performance of the independent registered public accounting firm; the design and implementation of our risk assessment and risk management. Among other things, our audit committee is responsible for reviewing and discussing with our management the adequacy and effectiveness of our disclosure controls and procedures. The audit committee also discusses with our management and independent registered public accounting firm the annual audit plan and scope of audit activities, scope and timing of the annual audit of our financial statements, and the results of the audit, quarterly reviews of our financial statements and, as appropriate, initiates inquiries into certain aspects of our financial affairs. Our audit committee is responsible for establishing and overseeing procedures for the receipt, retention and treatment of any complaints regarding accounting, internal accounting controls or auditing matters, as well as for the confidential and anonymous submissions by our employees of concerns regarding questionable accounting or auditing matters. In addition, our audit committee has direct responsibility for the appointment, compensation, retention and oversight of the work of our independent registered public accounting firm. Our audit committee has sole authority to approve the hiring and discharging of our independent registered public accounting firm, all audit engagement terms and fees and all permissible non-audit engagements with the independent auditor. Our audit committee reviews and oversees all related person transactions in accordance with our policies and procedures.

All audit and non-audit services, other than de minimis non-audit services, to be provided to us by our independent registered public accounting firm must be approved in advance by our audit committee.

Compensation Committee

Stephen Biggar, Katina Dorton, Barbara Klencke and R. Keith Woods serve on the compensation committee, which is chaired by Dr. Biggar. Our board of directors has determined that each member of the compensation committee is “independent” as defined in the applicable Nasdaq rules. During the fiscal year ended December 31, 2023, the compensation committee met five times. Our compensation committee assists our board of directors with its oversight of the forms and amount of compensation for our executive officers (including officers reporting under Section 16 of the Exchange Act), the administration of our compensation and equity and non-equity incentive plans for employees and other service providers and certain other matters related to our compensation programs. The compensation committee, among other responsibilities, evaluates the performance of our chief executive officer and, in consultation with him, evaluates the performance of our other executive officers (including officers reporting under Section 16 of the Exchange Act).

Nominating and Corporate Governance Committee

Stephen Biggar, Katina Dorton and Gabriela Gruia serve on the nominating and corporate governance committee, which is chaired by Mr. Biggar. Our board of directors has determined that each member of the nominating and corporate governance committee is “independent” as defined in the applicable Nasdaq rules. During the fiscal year ended December 31, 2023, the nominating and corporate governance committee held one meeting. The nominating and corporate governance committee assists our board of directors with its oversight of and identification of individuals qualified to become members of our board of directors, consistent with criteria approved by our board of directors, and selects, or recommends that our board of directors selects, director nominees; develops and recommends to our board of directors a set of corporate governance guidelines; leads the annual performance review of the board of directors, its committees and management; and oversees any related matters required by federal securities laws.

The nominating and corporate governance committee considers candidates for board membership suggested by its members and the chief executive officer. Additionally, in selecting nominees for directors, the nominating and corporate governance committee will review candidates recommended by stockholders in the same manner and using the same general criteria as candidates recruited by the committee and/or recommended by our board of directors. Any stockholder who wishes to recommend a candidate for consideration by the committee as a nominee for director should follow the procedures described later in this Proxy Statement under the heading “Stockholder Proposals.” The nominating and corporate governance committee will also consider whether to nominate any person proposed by a stockholder in accordance with the provisions of our bylaws relating to stockholder nominations as described later in this Proxy Statement under the heading “Stockholder Proposals.”

Identifying and Evaluating Director Nominees

Our board of directors is responsible for filling vacancies on our board of directors and for nominating candidates for election by our stockholders each year in the class of directors whose term expires at the relevant annual meeting. The board of directors delegates the selection and nomination process to the nominating and corporate governance committee, with the expectation that other members of the board of directors, and of management, will be requested to take part in the process as appropriate.

Generally, the nominating and corporate governance committee identifies candidates for director nominees in consultation with management, through the use of search firms or other advisors, through the recommendations submitted by stockholders or through such other methods as the nominating and corporate governance committee deems to be helpful to identify candidates. However, we do not have a formal policy concerning the diversity of the board of directors. Once candidates have been identified, the nominating and corporate governance committee confirms that the candidates meet all of the minimum qualifications for director nominees established by the nominating and corporate governance committee. The nominating and corporate governance committee may gather information about the candidates through interviews, detailed questionnaires, comprehensive background checks or any other means that the nominating and corporate governance committee deems to be appropriate in the evaluation process. The nominating and corporate governance committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of our board of directors. Based on the results of the evaluation process, the nominating and corporate governance committee recommends candidates for the board of directors’ approval to fill a vacancy or as director nominees for election to the board of directors by our stockholders each year in the class of directors whose term expires at the relevant annual meeting. Although the nominating and corporate governance committee does not have a formal diversity policy and does not follow any ratio or formula with respect to diversity in order to determine the appropriate composition of the board of directors, the nominating and corporate governance committee and the full board of directors are committed to creating a board of directors with diversity, including diversity of expertise, experience, background, race and gender, and are committed to identifying, recruiting and advancing candidates offering such diversity in future searches.

Board and Committee Meetings Attendance

The full board of directors met 5 (five) times during 2023. During 2023, each member of the board of directors attended in person or participated in 75% or more of the aggregate of (i) the total number of meetings of the board of directors (held during the period for which such person has been a director), and (ii) the total number of meetings held by all committees of the board of directors on which such person served (during the periods that such person served).

Director Attendance at Annual Meeting of Stockholders

Directors are responsible for attending the annual meeting of stockholders to the extent practicable.

Policy on Trading, Pledging and Hedging of Company Stock

Certain transactions in our securities (such as purchases and sales of publicly traded put and call options, and short sales) create a heightened compliance risk or could create the appearance of misalignment between management and stockholders. In addition, securities held in a margin account or pledged as collateral may be sold without consent if the owner fails to meet a margin call or defaults on the loan, thus creating the risk that a sale may occur at a time when an officer or director is aware of material, non-public information or otherwise is not permitted to trade in Company securities. Our insider trading policy expressly prohibits derivative transactions of our stock by our executive officers, directors and employees. Our insider trading policy expressly prohibits purchases of any derivative securities that provide the economic equivalent of ownership.

Code of Conduct

We have adopted a written code of conduct that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A current copy of the code is posted on the corporate governance section of our website, which is located at https://ir.tscan.com/corporate-governance/governance-overview. If we make any substantive amendments to, or grant any waivers from, the code of business conduct and ethics for any officer or director, we will disclose the nature of such amendment or waiver on our website or in a current report on Form 8-K.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who beneficially own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on our review of Forms 3, 4 and 5, and any amendments thereto, filed by such reporting persons and/or written representations that no Form 5 was required, we believe that during the fiscal year ended December 31, 2023, all filing requirements applicable to our executive officers, directors and persons who beneficially own more than ten percent of a registered class of our equity securities under the Exchange Act were met in a timely manner except for one late Form 4 filing for Timothy Barberich with respect to the open market purchases of shares of our common stock.

Compensation Recovery Policy

In accordance with the requirements of the SEC and Nasdaq listing rules, our board of directors adopted a compensation recovery policy on September 21, 2023, effective as of October 2, 2023. The compensation recovery policy provides that in the event we are required to prepare a restatement of financial statements due to material noncompliance with any financial reporting requirement under securities laws, we will seek to recover any incentive-based compensation that was based upon the attainment of a financial reporting measure and that was received by any current or former executive officer during the three-year period preceding the date that the restatement was required if such compensation exceeds the amount that the executive officers would have received based on the restated financial statements. We have filed this policy as an Exhibit to our annual report on Form 10-K for the fiscal year ended December 31, 2023.

Board Leadership Structure and Board’s Role in Risk Oversight

Currently, the role of chairman of the board is separated from the role of chief executive officer, and we plan to keep these roles separate. We believe that separating these positions allows our chief executive officer to focus on our day-to-day business, while allowing the chairman of the board to lead the board of directors in its fundamental role of providing advice to and independent oversight of management. Our board of directors recognizes the time, effort, and energy that the chief executive officer is required to devote to his position in the current business environment, as well as the commitment required to serve as our chairman, particularly as the board of directors’ oversight responsibilities continue to grow. While our bylaws and our corporate governance guidelines do not require that our chairman and chief executive officer positions be separate, our board of directors believes that having separate positions is the appropriate leadership structure for us at this time and demonstrates our commitment to good corporate governance.

Risk is inherent to every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including risks relating to our financial condition, development and commercialization activities, operations, strategic direction and intellectual property. Management is responsible for the day-to-day management of risks we face, while our board of directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

The role of the board of directors in overseeing the management of our risks is conducted primarily through committees of the board of directors, as disclosed in the descriptions of each of the committees above and in the charters of each of the committees. The full board of directors (or the appropriate board committee in the case of risks that are under the purview of a particular committee) discusses with management our major risk exposures, their potential impact on us, and the steps we take to manage them. When a board committee is responsible for evaluating and overseeing the management of a particular risk or risks, the chairman of the relevant committee reports on the discussion to the full board of directors during the committee reports portion of the next board meeting. This enables the board of directors and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

Communication with the Directors of TScan

Any interested party with concerns about our company may report such concerns to the board of directors or the chairman of our board of directors and nominating and corporate governance committee, by submitting a written communication to the attention of such director at the following address:

c/o TScan Therapeutics, Inc.

Attn: Director

830 Winter Street Waltham, MA 02451

United States

You may submit your concern anonymously or confidentially by postal mail. You may also indicate whether you are a stockholder, customer, supplier or other interested party.

A copy of any such written communication may also be forwarded to TScan’s legal counsel and a copy of such communication may be retained for a reasonable period of time. The director may discuss the matter with TScan’s legal counsel, with independent advisors, with non-management directors, or with TScan’s management, or may take other action or no action as the director determines in good faith, using reasonable judgment and applying his or her own discretion.

Communications may be forwarded to other directors if they relate to important substantive matters and include suggestions or comments that may be important for other directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications.

The audit committee oversees the procedures for the receipt, retention, and treatment of complaints received by TScan regarding accounting, internal accounting controls, or audit matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting, internal accounting controls or auditing matters. TScan has also established a toll-free telephone number for the reporting of such activity, which is (833) 412-2332.

EXECUTIVE COMPENSATION

Our named executive officers for the fiscal year ended December 31, 2023, are:

•	Gavin MacBeath, Ph.D., our Chief Executive Officer and Director;

•	David Southwell, our former President, Chief Executive Officer and Director;

•	Brian Silver, J.D., our former Chief Financial Officer and Treasurer;

•	Debora Barton, M.D., our former Chief Medical Officer (who departed from her role as Chief Medical Officer effective March 31, 2024); and

•	Zoran Zdraveski, J.D., Ph.D., our Chief Legal and Strategy Officer and Secretary.

Summary Compensation Table

The following table presents the compensation awarded to, earned by or paid to each of our named executive officers for the years indicated.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Gavin MacBeath, Ph.D.(4)	2023	545,121	—	2,342,541	296,000	12,392	3,196,054
Chief Executive Officer and Director	2022	450,000	—	711,554	188,000	12,173	1,361,727
David Southwell(5)	2023	153,472	—	135,250	—	1,003,724	1,292,446
Former President, Chief Executive Officer and Director	2022	622,239	—	1,169,353	342,232	8,920	2,142,743
Brian Silver, J.D.(6)	2023	283,106	—	1,290,858	—	10,208	1,584,172
Former Chief Financial Officer and Treasurer	2022	480,000	—	910,937	192,000	18,187	1,601,123
Debora Barton, M.D.	2023	472,500	—	944,853	217,000	75,643	1,709,996
Former Chief Medical Officer
Zoran Zdraveski, J.D., Ph.D.(7)	2023	441,000	—	924,566	203,000	13,200	1,581,766
Chief Legal and Strategy Officer and Secretary

(1)

The amounts reported represent the aggregate grant date fair value of the stock options awarded to the named executive officers during fiscal year 2023, calculated in accordance with ASC Topic 718. Such grant date fair value does not take into account any estimated forfeitures. The assumptions used in calculating the grant date fair value of the awards reported in this column are set forth in Note 6 to our financial statements for the year ended December 31, 2023, which are included in our Form 10-K filed with the SEC on March 6, 2024. The amounts reported in this column reflect the accounting cost for the stock options and does not correspond to the actual economic value that may be received upon exercise of the stock option or any sale of any of the underlying shares of common stock.

(2)

Represents performance-based cash bonuses awarded to our named executive officers. See “Narrative Disclosures to the Summary Compensation Table —Non-Equity Incentive Plan Compensation” below for a description of this compensation.

(3)

The amounts for 2023 represents certain benefits paid to the named executive officers, including retirement plan contributions made by the Company. In addition, amounts include, for Mr. Southwell, $1,003,724 in severance payments and for Dr. Barton, includes $66,000 in business travel stipend.

(4)

Dr. MacBeath was appointed as the Company’s acting Chief Executive Officer effective March 28, 2023 and full-time Chief Executive Officer effective May 24, 2023. Amounts reported in this table reflect increases in base salary and target bonus provided in connection with his promotion.

(5)

Mr. Southwell ceased providing services as the Company’s Chief Executive Officer and as a member of the board effective March 27, 2023. Amounts reported in this table reflect his partial year of service and severance payable to him in connection with his departure.

(6)	Mr. Silver stepped down from the position of Chief Financial Officer and Treasurer, effective July 21, 2023.
(7)	Dr. Barton stepped down from the position of Chief Medical Officer, effective March 31, 2024, and transitioned to an independent contractor consultant.

Narrative to Summary Compensation Table

Base salaries and annual incentive opportunities

The base salaries of all of our named executive officers are reviewed from time to time and adjusted when our board of directors or its compensation committee determines an adjustment is appropriate. For our 2023 fiscal year, the base salary for Dr. MacBeath, Messrs. Southwell and Silver, Dr. Barton and Dr. Zdraveski were $565,000, $650,000, $505,000, $485,000 and $475,000, respectively. In connection with Dr. MacBeath’s promotion to Chief Executive Officer, Dr. MacBeath’s annual base salary was increased to $565,000 from $470,000.

Each of our named executive officers is eligible to earn an incentive bonus each fiscal year, with such bonus awarded based on individual performance goals, as well as achievement of corporate goals related to our product development and advancement of pre-clinical studies established by our chief executive officer and approved by our board of directors. During our fiscal year ended December 31, 2023, our named executive officers were eligible to earn cash incentive bonuses based on a combination of corporate and individual goals. We require that participants continue to be employed through the payment date to receive a bonus. For our 2023 fiscal year, Dr. MacBeath, Messrs. Southwell and Silver, Drs. Barton and Zdraveski’s target annual bonuses as a percentage of base salary were 50%, 55%, 40%, 40% and 40%, respectively. In connection with Dr. MacBeath’s promotion to Chief Executive Officer, Dr. MacBeath’s target annual bonus was increased to 50% from 40% of his base salary. Each of Mr. Southwell and Mr. Silver ceased providing services during 2023 and, accordingly, were not eligible to earn a bonus for 2023.

Pursuant to agreements with us, each of Dr. MacBeath and Dr. Zdraveski are, eligible to receive certain acceleration benefits in the event of our change in control, as described in the footnotes to the “Outstanding equity awards at the year ended December 31, 2023” table and under the “Agreements with Our Named Executive Officers and Potential Payments upon Termination or Change of Control” section below.

Equity compensation

We offer stock options to our employees, including our named executive officers, as the long-term incentive component of our compensation program. Our stock options allow our employees to purchase shares of our common stock at a price equal to the fair market value of our common stock on the date of grant. Generally, our stock options granted to new hires have vested as to 25% of the total number of option shares on the first anniversary of the award and in equal monthly installments over the following 36 months.

Employee benefits and perquisites

Our named executive officers are eligible to participate in our health and welfare plans to the same extent as are full-time employees generally. We generally do not provide our named executive officers with perquisites or other personal benefits.

Retirement benefits

We have established a 401(k) tax-deferred savings plan, which permits participants, including our named executive officers, to make contributions by salary deduction pursuant to Section 401(k) of the Internal Revenue Code. We are responsible for administrative costs of the 401(k) plan. We match 100% of every dollar contributed up to four percent of salary, subject to certain limitations under the Internal Revenue Code.

Outstanding equity awards at the year ended December 31, 2023

The following table sets forth information regarding each unexercised option and all unvested stock held by each of our named executive officers as of December 31, 2023.

		Option Awards
Name(1)	Vesting Commencement Date	Number of securities underlying unexercised options exercisable (#)(2)	Number of securities underlying unexercised options unexercisable (#)	Option exercise price ($)	Option expiration date
Gavin MacBeath, Ph.D.	12/3/2018	17,651	—	1.97	1/24/2029
	12/3/2018	17,651	—	1.97	1/24/2029
	12/5/2019	31,716	—	2.46	12/18/2029
	12/5/2029	20,859	—	2.46	12/18/2029
	1/25/2021	30,881	20,653	5.82	1/27/2031
	1/25/2021	90,581	24,462	5.82	1/27/2031
	1/18/2022	—	19,370	4.85	1/18/2032
	1/18/2022	67,083	53,547	4.85	1/18/2032
	7/25/2022	35,416	50,000	3.27	7/25/2032
	7/25/2022	—	14,584	3.27	7/25/2032
	2/2/2023	—	11,667	1.81	2/2/2033
	2/2/2023	—	28,333	1.81	2/2/2033
	5/24/2023	—	44,001	2.49	6/13/2033
	5/24/2023	—	492,299	2.49	6/13/2033
	2/2/2024	—	68,376	2.49	6/13/2033
	2/2/2024	—	516,624	2.49	6/13/2033
Debora Barton, M.D.	7/5/2022	21,580	11,910	3.17	7/5/2032
	7/5/2022	31,545	84,965	3.17	7/5/2032
	2/2/2023	—	14,586	1.81	2/2/2033
	2/2/2023	—	35,414	1.81	2/2/2033
	5/24/2023	—	25,936	2.49	6/13/2033
	5/24/2023	—	194,064	2.49	6/13/2033
	2/2/2024	—	47,944	2.49	6/13/2033
	2/2/2024	—	162,056	2.49	6/13/2033
Zoran Zdraveski, J.D., Ph.D.	9/7/2021	62,129	43,379	8.99	9/7/2031
	9/7/2021	22,246	22,246	6.16	9/7/2031
	1/18/2022	40,729	42,500	4.85	1/18/2032
	1/18/2022	—	1,771	4.85	1/18/2032
	7/25/2022	1	7,294	3.27	7/25/2032
	7/25/2022	17,707	24,998	3.27	7/25/2032
	2/2/2023	—	10,209	1.81	2/2/2033
	2/2/2023	—	24,791	1.81	2/2/2033
	5/24/2023	—	42,363	2.49	6/13/2033
	5/24/2023	—	177,637	2.49	6/13/2033
	2/2/2024	—	64,797	2.49	6/13/2033
	2/2/2024	—	145,203	2.49	6/13/2033

(1)	Neither Mr. Southwell nor Mr. Silver held outstanding options or outstanding unvested stock awards as of December 31, 2023.

(2)

Each of the option awards vest as follows: 25% of the shares vest on the first anniversary of the vesting commencement date, and 1/48th of the shares vest upon the completion of each month of continuous service thereafter. If we are subject to a change of control, then 100% of any unvested shares subject to this option shall immediately vest.

Employment agreements

Agreements with Our Named Executive Officers and Potential Payments upon Termination or Change of Control

We entered into employment agreements with each of our named executive officers, as summarized below. The employment agreements provide for at-will employment and, other than in the context of a termination without cause or a resignation for good reason (as such terms are defined in the employment agreements), may be terminated at any time. The severance and acceleration benefits that our named executive officers are entitled to are summarized below.

Agreements with Gavin MacBeath, Ph.D.

We entered into an employment agreement, effective as of April 23, 2021, with Dr. MacBeath (the “2021 MacBeath Agreement”). Pursuant to the terms of the employment agreement, Dr. MacBeath received an annual base salary and is eligible to receive an incentive performance bonus of a specified percentage of his annual base salary, which bonus amount is determined by our board of directors and dependent on the achievement of specific company, team and individual performance objectives.

In addition, Dr. MacBeath previously entered into our standard proprietary information and inventions agreement, which contains one-year post-termination non-solicitation and non-competition provisions, provided that such one-year period will automatically be extended for an additional year following the separation date if Dr. MacBeath breaches a fiduciary duty to the Company or unlawfully takes, physically or electronically, any property belonging to the Company. In the event of Dr. MacBeath’s termination without cause or resignation for good reason in the three months prior to or 12 months following a change in control, then the restrictive covenants are no longer enforceable.

In connection with the termination of Mr. Southwell’s employment with us, Dr. MacBeath was appointed as our acting Chief Executive Officer, effective as of March 28, 2023 and was later appointed as Chief Executive Officer, effective May 24, 2023. In connection with such appointment, we entered into a new employment agreement (the “2023 MacBeath Agreement”), superseding the 2021 MacBeath Agreement.

The 2023 MacBeath Agreement provides Dr. MacBeath with severance benefits if the Company terminates his employment without cause or resigns for good reason (as each such term is defined in the 2023 MacBeath Agreement), equal to (i) salary continuation at his base salary for eighteen months following the separation and (ii) payment of the employer share of COBRA premiums for up to eighteen months, subject to Dr. MacBeath executing a general release of claims against the Company. If such separation without cause or for good reason occurs within the three months prior or 12 months following a change of control, then Dr. MacBeath will be entitled to a lump sum payment equal to (i) one-and-one-half (1.5) times his (x) base salary plus (y) annual target bonus, plus (ii) pro-rata target bonus and (iii) payment COBRA premiums for up to 18 months. If the Company is subject to a change of control and in the three months prior or twelve months following Dr. MacBeath is terminated without cause or resigns for good reason, then 100% of any unvested shares or equity awards shall immediately vest and be non-forfeitable. The Company’s obligation to make severance payments during the applicable severance period will cease immediately upon Dr. MacBeath’s material breach of his restrictive covenants as set forth in the Company’s standard proprietary information and inventions agreement.

Separation Agreement with David Southwell

We previously entered into an employment agreement with Mr. Southwell (as amended, the “Southwell Employment Agreement”), who served as our President and Chief Executive Officer and as a member of our board of directors from October 9, 2018 to March 27, 2023. The Southwell Employment Agreement provided for an annual base salary and annual performance bonus of a specified percentage of his annual base salary, subject to his achievement of certain performance metrics that was approved and updated by our board of directors on an annual basis.

In connection with the termination of Mr. Southwell’s employment with us, effective as of March 27, 2023, we and Mr. Southwell entered into a separation agreement (the “Southwell Separation Agreement”). Pursuant to the Southwell Separation Agreement, Mr. Southwell will receive severance benefits as set forth in the Southwell Employment Agreement, which are equal to (i) salary continuation at his base salary rate for eighteen months following the separation and (ii) payment of the employer share of COBRA premiums for up to eighteen months. Such severance benefits are conditioned upon Mr. Southwell’s executing and not revoking a general release of all claims that he may have against us. Our obligation to make severance payments during the applicable severance period will cease immediately upon Mr. Southwell’s (i) breach of his restrictive covenants or (ii) acceptance of any paid employment or consulting engagement during any period in which we are obligated to make such payments. In addition, Mr. Southwell’s options to acquire shares of our common stock will be treated as set forth in his underlying stock option agreements. Mr. Southwell is subject to our standard non-disclosure, non-competition and assignment of intellectual property agreement, which contains 12-month post-termination non-solicitation and non-competition provisions.

Agreements with Brian Silver, J.D.

We entered into an employment agreement with Brian Silver. Pursuant to the terms of the employment agreement, Mr. Silver joined us as our Senior Vice President and Chief Financial Officer on May 3, 2021. Mr. Silver was eligible to receive an annual base salary and was also eligible to receive an annual performance bonus of a specified percentage of his annual base salary, subject to his achievement of certain performance metrics to be approved and updated by our board of directors on an annual basis.

Mr. Silver also entered into our standard proprietary information and inventions agreement, which contains one-year post-termination non-solicitation and non-competition provisions, provided that such one-year period will automatically be extended for an additional one year if Mr. Silver engages in any activity in violation of such provisions.

Mr. Silver stepped down from his roles as Chief Financial Officer and Treasurer of the Company on July 21, 2023.

Agreements with Debora Barton, M.D.

We entered into an employment agreement, effective as of June 8, 2022 with Dr. Barton (the “Barton Employment Agreement”). Pursuant to the terms of the Barton Employment Agreement, Dr. Barton joined us as our Chief Medical Officer on June 8, 2022. Dr. Barton is eligible to receive an annual base salary and is also eligible to receive an annual performance bonus of a specified percentage of his annual base salary, subject to her achievement of certain performance metrics to be approved and updated by our board of directors on an annual basis.

The employment agreement also provides Dr. Barton with severance benefits if the Company terminates her employment without cause or if Dr. Barton resigns for good reason (as each such term is defined in the Barton Employment Agreement) equal to (i) salary continuation at her base salary for 12 months following the separation and (ii) COBRA premiums coverage for up to six months. If such separation without cause or for good reason occurs in the three months prior to a change of control or within 12 months at or following a change of control, then Dr. Barton will be entitled to a lump sum cash payment equal to (i) one times (x) her base salary plus (y) her annual target bonus plus, (ii) her pro rata target bonus for the number of days worked in the fiscal year of such separation and (iii) COBRA premiums coverage for up to 12 months. Such severance payments are conditioned upon Dr. Barton executing a general release of all claims that she may have against the Company. The Company’s obligation to make severance payments during the applicable severance period will cease immediately upon Dr. Barton’s material breach of the proprietary information and inventions agreement between her and the Company.

In addition, if Dr. Barton’s employment is terminated without cause or for good reason within the three months prior to a change of control or within 12 months at or following a change of control, any unvested shares or equity awards shall immediately vest.

Dr. Barton also entered into our standard proprietary information and inventions agreement (the “Barton PIIA”), which contains one-year post-termination non-solicitation and non-competition provisions, provided that such one-year period will automatically be extended for an additional one year if Dr. Barton engages in any activity in violation of such provisions.

Effective as of March 31, 2024, Dr. Barton departed from her role as Chief Medical Officer of the Company. In connection with her departure, we entered into a separation agreement with Dr. Barton (the “Barton Separation Agreement”). Pursuant to the Barton Separation Agreement, Dr. Barton will receive severance benefits, which are equal to (i) salary continuation at her regular base salary rate for twelve months on the Company’s regular payroll schedule, which is equivalent to the gross amount of $485,000, and (ii) subject to her timely election and eligibility to continue COBRA health coverage, payment of the employer share of COBRA premiums for up to six months. Such severance benefits are conditioned upon Dr. Barton’s executing and not rescinding a general release of all claims that she may have against us. Our obligation to make severance payments during the applicable severance period will cease immediately upon Dr. Barton’s breach of her restrictive covenants in the Barton PIIA. In addition, Dr. Barton has also agreed to provide consulting services through May 31, 2024. During such period, Dr. Barton’s outstanding stock options will continue to vest until May 31, 2024. We have agreed to waive our right to enforce the post-termination non-compete provisions in the Barton PIIA and therefore we do not have the obligation to provide Dr. Barton with post-termination compensation described in the Barton PIIA.

Agreements with Zoran Zdraveski, J.D., Ph.D.

We entered into an employment agreement, effective as of July 28, 2021 with Dr. Zdraveski (the “Zdraveski Employment Agreement”). Pursuant to the terms of the Zdraveski Employment Agreement, Dr. Zdraveski joined us as our Chief Legal Officer on September 7, 2021. Dr. Zdraveski is eligible to receive an annual base salary and is also eligible to receive an annual performance bonus of a specified percentage of his annual base salary, subject to his achievement of certain performance metrics to be approved and updated by our board of directors on an annual basis.

The employment agreement also provides Dr. Zdraveski with severance benefits if the Company terminates his employment without cause or if Dr. Zdraveski resigns for good reason (as each such term is defined in the Zdraveski Employment Agreement) equal to (i) salary continuation at his base salary for 12 months following the separation and (ii) COBRA premiums coverage for up to 12 months. If such separation without cause or for good reason occurs in the three months prior to a change of control or within 12 months at or following a change of control, then Dr. Zdraveski will be entitled to a lump sum cash payment equal to (i) one times (x) his base salary plus (y) his annual target bonus, (ii) his pro rata target bonus for the number of days worked in the fiscal year of such separation and (iii) COBRA premiums coverage for up to 12 months. Such severance payments are conditioned upon Dr. Zdraveski executing a general release of all claims that he may have against the Company.

The Company’s obligation to make severance payments during the applicable severance period will cease immediately upon Dr. Zdraveski’s material breach of the proprietary information and inventions agreement between him and the Company.

In addition, if Dr. Zdraveski’s employment is terminated without cause or for good reason within the three months prior to a change of control or within 12 months at or following a change of control, any unvested shares or equity awards shall immediately vest.

Dr. Zdraveski also entered into our standard proprietary information and inventions agreement, which contains one-year post-termination non-solicitation and non-competition provisions, provided that such one-year period will automatically be extended for an additional one year if Dr. Zdraveski engages in any activity in violation of such provisions.

Equity Plan Compensation Information

The following table provides information as of December 31, 2023 with respect to the shares of our common stock that may be issued under our existing equity compensation plans.

	Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities in first column)
Equity compensation plans approved by security holders(1)(2)	10,398,259	$3.34	5,113,268
Equity compensation plans not approved by security holders	—	—	—

Total	10,398,250	$3.34	5,113,268

(1)

Includes the following plans: our 2018 Equity Incentive Plan (the “2018 Plan”), our 2021 Equity Incentive Plan (as amended, the “2021 Plan”) and our 2021 Employee Stock Purchase Plan (the “2021 ESPP”).

(2)

As of December 31, 2023, a total of 4,523,924 shares of our common stock have been reserved for issuance pursuant to the 2021 Plan which number excludes the 1,913,181 shares that were added to the plan as a result of the automatic annual increase on January 1, 2024. The 2021 Plan provides that the number of shares reserved and available for issuance under the plan will automatically increase each January 1, beginning on January 1, 2022, by four percent of the outstanding number of shares of our common stock on the immediately preceding December 31 or such number of shares as determined by our board of directors. This number will be subject to adjustment in the event of a stock split, stock dividend or other change in our capitalization. The shares of common stock underlying any awards that are forfeited, cancelled, held back upon exercise or settlement of an award to satisfy the exercise price or tax withholding, reacquired by us prior to vesting, satisfied without the issuance of stock, expire or are otherwise terminated, other than by exercise, under the 2021 Plan and the 2018 Plan will be added back to the shares of common stock available for issuance under the 2021 Plan. The Company no longer makes grants under the 2018 Plan. As of December 31, 2023, a total of 589,344 shares of our common stock have been reserved for issuance pursuant to the 2021 ESPP, which number excludes the 478,344 shares that were added to the plan as a result of the automatic annual increase on January 1, 2024. The 2021 ESPP provides that the number of shares reserved and available for issuance under the plan will automatically increase each January 1, beginning on January 1, 2022, by the lesser of one percent of the outstanding number of shares of our common stock on the immediately preceding December 31 or such number of shares as determined by our board of directors. This number will be subject to adjustment in the event of a stock split, stock dividend or other change in our capitalization.

Non-Employee Director Compensation

Our board of directors adopted and maintains a non-employee director compensation policy, which is designed to enable us to attract and retain, on a long-term basis, highly qualified non-employee directors. Under the policy, each director who is not an employee is paid cash and equity compensation.

The fees paid to non-employee directors for service on the board of directors and for service on each committee of the board of directors on which the director is a member are as follows:

	Member Annual Fee ($)	Chairperson Additional Annual Fee ($)
Board of Directors	40,000	$—
Audit Committee	7,500	7,500
Compensation Committee	6,000	6,000
Nominating and Corporate Governance Committee	4,000	4,000

We also reimburse our non-employee directors for reasonable travel and out-of-pocket expenses incurred in connection with attending our board of director and committee meetings.

In addition, each new non-employee director elected to our board of directors will be granted an option to purchase up to 35,000 shares of our common stock on the date of such director’s election or appointment to the board of directors, which will vest in the following manner, subject to the director’s continued service on our board of directors through such vesting date: in full upon the earlier to occur of the first anniversary of the date of grant or the date of the next annual meeting. On the date of each annual meeting of stockholders of our company, each non-employee director will be granted an additional option to purchase 35,000 shares of our common stock, which will vest in the following manner, subject to the director’s continued service on our board of directors through such vesting date: in full upon the earlier to occur of the first anniversary of the date of grant or the date of the next annual meeting.

Director Compensation Table

The table below shows all compensation earned by or paid to our non-employee directors during 2023. David Southwell, our former president and chief executive officer, did not receive any compensation for his service as director. The compensation received by Mr. Southwell during 2023 is set forth in the section of this Proxy Statement captioned “Executive Compensation—Summary Compensation Table” and, consequently, is not included in this table.

Name(3)	Fees earned or paid in cash ($)	Option awards ($)(1)(2)	All other compensation ($)	Total ($)
Timothy Barberich	49,660	67,165	—	116,825
Ittai Harel	23,140	—	—	23,140
Stephen Biggar, M.D., Ph.D.	56,000	67,165	—	123,165
Katina Dorton, J.D., M.B.A.	65,427	67,165	—	132,592
Gabriela Gruia, M.D.	46,364	67,165	—	113,529
Barbara Klencke, M.D.	37,060	84,681	—	121,742
R. Keith Woods	3,664	87,232	—	90,897

(1)

The amounts in this column represent the aggregate grant date fair value of option awards granted to the non-employee director in the applicable fiscal year computed in accordance with FASB ASC Topic 718. See Note 6 to our financial statements for the year ended December 31, 2023, which are included in our Form 10-K filed with the SEC on March 6, 2024. See Note 6 of the notes to our consolidated financial statements appearing in our 2023 Annual Report for a discussion of our assumptions made in determining the grant date fair value of our equity awards.

(2)

As of December 31, 2023, our non-employee directors held outstanding stock options as follows: Mr. Barberich (options to purchase 92,039 shares), Dr. Biggar (options to purchase 44,146 shares), Ms. Dorton (options to purchase 92,926 shares), Dr. Gruia (options to purchase 62,438 shares), Dr. Klencke (options to purchase 45,670 shares) and Mr. Woods (options to purchase 17,500 shares).

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Certain Relationships and Transactions

Other than the compensation agreements and other arrangements described under “Executive Compensation” and “Director Compensation” in this Proxy Statement and the transactions described below, since January 1, 2023, there has not been and there is not currently proposed, any transaction or series of similar transactions to which we were, or will be, a party in which the amount involved exceeded, or will exceed, $120,000 (or, if less, 1% of the average of our total assets amounts at December 31, 2022 and 2023) and in which any director, executive officer, holder of five percent or more of any class of our capital stock or any member of the immediate family of, or entities affiliated with, any of the foregoing persons, had, or will have, a direct or indirect material interest.

Agreements with Our Stockholders

In connection with our preferred stock financings prior to our IPO, we entered into an investors’ rights agreement, voting agreement, right of first refusal agreement and product interest rights agreement, in each case, with the purchasers of our preferred stock and certain holders of our common stock. All of the material provisions of these agreements terminated immediately prior to the completion of our IPO, other than the provisions relating to registration rights, which continued in effect following the completion of our IPO and entitle the holders of such rights to demand that we file a registration statement, subject to certain limitations, and to request that their shares be covered by a registration statement that we are otherwise filing.

Nominating Rights and Registration Rights Agreements with the BBA Funds

In connection with our Series C convertible preferred stock financing, we entered into a nominating agreement with Baker Brothers Life Sciences, L.P. and 667, L.P. (collectively, the “BBA Funds”) which was subsequently amended and restated on April 22, 2021, pursuant to which, among other things, we agreed to support the nomination of, and cause our board of directors (or the nominating committee thereof) to include in the slate of nominees recommended to our stockholders for election as directors at each annual or special meeting of our stockholders at which directors are to be elected, one person designated from time to time by the BBA Funds, subject to the requirements of fiduciary duties under applicable law and the terms and conditions of such nominating agreement. The agreement only applies during the period beginning at the closing of our IPO and for the three years thereafter, as long as (1) the BBA Funds and their affiliates, collectively, beneficially own at least 75% of the Series C convertible preferred stock purchased by the BBA Funds in such Series C convertible preferred stock financing, or such number of shares of our common stock issued upon conversion of such number of shares of Series C convertible preferred stock (in either case, as adjusted for any stock split, stock dividend, combination, or other recapitalization or reclassification or similar transaction), and (2) the BBA Funds and their affiliates, collectively, beneficially own at least two percent of our then outstanding voting common stock.

Also in connection with our Series C convertible preferred stock financing, we entered into a Registration Rights Agreement with the BBA Funds, pursuant to which, among other things, we agreed to provide the BBA Funds with certain “resale” registration rights and related “piggy-back” rights.

Participation in our 2023 Public Offering

On June 1, 2023, we completed an underwritten public offering of (a) 23,287,134 shares of our voting common stock, inclusive of the underwriters’ 30-day option to purchase 297,660 additional shares of voting common stock, at a price of $2.00 per share, and (b) the pre-funded warrants to purchase up to 47,010,526 shares of our voting common stock, at a price of $1.9999 per warrant with an exercise price of $0.0001 per share. We received aggregate net proceeds from the offering of $134.7 million after deducting underwriting discounts, commissions and other offering expenses. The following table summarizes purchases of the shares of our voting common stock and the pre-funded warrants by our related persons in connection with such underwritten public offering:

	Shares of Common Stock	Shares Common Stock Issuable Upon The Exercise Of Pre-Funded Warrants	Total Purchase Price
667, L.P. (1)	—	3,192,710	$6,385,100.73
Baker Brothers Life Sciences, L.P. (1)	—	34,307,290	$68,611,149.28

Total	—	37,500,000	$74,996,250.01

(1)

Funds affiliated with Baker Bros. Advisors LP, 667, L.P. and Baker Brothers Life Sciences, L.P., are holders of five percent or more of our capital stock. Stephen Biggar, M.D., Ph.D. is a partner of Baker Bros. Advisors LP and is a member of our board of directors.

In connection with the public offering, we agreed, among other things, to indemnify the underwriters in connection with the Securities Act of 1933, as amended. The public offering was made pursuant to the shelf registration statement on Form S-3 (File No. 333-268260) that was filed with the SEC on November 9, 2022, and that was declared effective by the SEC on May 16, 2023, and a related prospectus supplement that was filed with the SEC on May 30, 2023 and its accompany base prospectus, filed with the SEC on May 16, 2023.

Related Person Transaction Policy

Our board of directors adopted a written related person transaction policy providing that transactions with our directors, officers and holders of five percent or more of our voting securities and their affiliates, each a related person, must be approved by our audit committee. This policy became effective on July 15, 2021. Pursuant to this policy, the audit committee has the primary responsibility for reviewing and approving or disapproving “related person transactions,” which are transactions between us and related persons in which the aggregate amount involved exceeds or may be expected to exceed the lesser of (i) $120,000 and (ii) one percent of the average of the Company’s total assets at year end for the last two completed fiscal years, and in which a related person has or will have a direct or indirect material interest. For purposes of this policy, a related person is defined as a director, executive officer, nominee for director, or greater than five percent beneficial owner of our common stock, in each case since the beginning of the most recently completed year, and their immediate family members.

As appropriate for the circumstances, the audit committee will review and consider, among other things:

•	the related person’s interest in the related person transaction;

•	the approximate dollar amount involved in the related person transaction;

•	the approximate dollar amount of the related person’s interest in the transaction without regard to the amount of any profit or loss;

•	whether the transaction was undertaken in the ordinary course of our business;

•	whether the terms of the transaction are no less favorable to us than terms that could have been reached with an unrelated third party;

•	the business purpose for entering into a transaction with a related person versus an unrelated third party; and

•	any other material information regarding the transaction of the related person’s interest in the transaction.

Limitation of Liability and Indemnification of Officers and Directors

Our certificate of incorporation contains provisions that limit the liability of our directors for monetary damages to the fullest extent permitted by Delaware law. Consequently, our directors will not be personally liable to us or our stockholders for monetary damages for any breach of fiduciary duties as directors, except liability for the following:

•	any breach of their duty of loyalty to our company or our stockholders;

•	any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;

•	unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation Law; or

•	any transaction from which they derived an improper personal benefit.

Any amendment to, or repeal of, these provisions will not eliminate or reduce the effect of these provisions in respect of any act, omission or claim that occurred or arose prior to that amendment or repeal. If the Delaware General Corporation Law is amended to provide for further limitations on the personal liability of directors of corporations, then the personal liability of our directors will be further limited to the greatest extent permitted by the Delaware General Corporation Law.

In addition, our bylaws provide that we will indemnify, to the fullest extent permitted by law, any person who is or was a party or is threatened to be made a party to any action, suit or proceeding by reason of the fact that he or she is or was one of our directors or officers or is or was serving at our request as a director or officer of another corporation, partnership, joint venture, trust, or other enterprise. Our bylaws provide that we may indemnify to the fullest extent permitted by law any person who is or was a party or is threatened to be made a party to any action, suit, or proceeding by reason of the fact that he or she is or was one of our employees or agents or is or was serving at our request as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise. Our bylaws also provide that we must advance expenses incurred by or on behalf of a director or officer in advance of the final disposition of any action or proceeding, subject to very limited exceptions.

We have entered into and in the future plan to enter into agreements to indemnify our directors and executive officers. These agreements, among other things, require us to indemnify these individuals for certain expenses (including attorneys’ fees), judgments, fines and settlement amounts reasonably incurred by such person in any action or proceeding, including any action by or in our right, on account of any services undertaken by such person on behalf of our company or that person’s status as a member of our board of directors to the maximum extent allowed under Delaware law.

PRINCIPAL STOCKHOLDERS

The following table sets forth information, to the extent known by us or ascertainable from public filings, with respect to the beneficial ownership of our common stock as of March 31, 2024, by:

•	each of our directors;

•	each of our named executive officers;

•	all of our directors and executive officers as a group; and

•	each person, or group of affiliated persons, who is known by us to beneficially own more than five percent of our voting common stock.

The column entitled “Percentage of Shares Beneficially Owned” is based on a total of 43,628,149 shares of our voting common stock outstanding as of March 31, 2024 .

Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our voting common stock. Shares of our voting common stock subject to options that are currently exercisable or exercisable within 60 days of March 31, 2024 are considered outstanding and beneficially owned by the person holding the options for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. Except as otherwise noted, the persons and entities in this table have sole voting and investing power with respect to all of the shares of our common stock beneficially owned by them, subject to community property laws, where applicable. Except as otherwise indicated in the table below, addresses of named beneficial owners are in care of TScan Therapeutics, Inc., 830 Winter Street, Waltham, MA 02451.

Name of Beneficial Owner	Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Greater-than-five Percent Stockholders:
Entities affiliated with Lynx1 Capital Management LP(1)	5,224,600	11.98%
Entities affiliated with EcoR1 Capital, LLC (2)	5,000,000	11.46%
Entities affiliated with K2 HealthVentures Equity Trust LLC(3)	4,588,034	9.97%
Entities affiliated with Biotechnology Value Fund, L.P. (4)	4,414,910	10.12%
Entities affiliated with Adage Capital Partners, L.P. (5)	3,900,000	8.94%
Entities affiliated with Baker Bros. Advisors LP(6)	2,784,792	6.38%

Named Executive Officers and Directors:
Gavin MacBeath, Ph.D., President, Chief Executive Officer and Director (7)	550,532	1.25%
Jason A. Amello, Chief Financial Officer and Treasurer	—	—
Debora Barton, M.D., Former Chief Medical Officer (8)	139,375	*
Zoran Zdraveski, J.D., PhD., Chief Legal and Strategy Officer and Secretary (9)	243,152	*
David Southwell, Former President, Former Chief Executive Officer and Former Director (10)	171,569	*
Brian Silver, J.D., Former Chief Financial Officer and Treasurer (11)	32,885	*
Timothy Barberich, Director (12)	157,322	*
Stephen Biggar, M.D., Ph.D., Director (13)	9,146	*
Katina Dorton, J.D., M.B.A., Director(14)	47,763	*
Gabriela Gruia, M.D., Director(15)	27,438	*
Barbara Klencke, Director(16)	59,826	*
R. Keith Woods, Director	—	—
All current executive officers and directors as a group (10 persons)(17)	1,234,554	2.76%

*	Represents beneficial ownership of less than one percent.

(1)

Information herein is based solely on a Schedule 13G filed by Lynx1 Capital Management LP (“Lynx1”) and Weston Nichols with the SEC on June 2, 2023. Consists of 5,224,600 shares of voting common stock held by Lynx1. Lynx1 is the investment manager to Lynx1 Master Fund LP (“Lynx1 Fund”), with respect to the shares of voting common stock directly held by the Lynx1 Fund. Weston Nichols is the sole member of Lynx1 Capital Management GP LLC, the general partner of Lynx 1, with respect to the shares of voting common stock directly held by Lynx1 Fund. Mr. Nichols shares voting and investment power over the shares held by Lynx1 Fund and as a result may be deemed to have beneficial ownership of such shares. The address for the foregoing persons is c/o Lynx1, 151 Calle de San Francisco, Suite 200, PMB 1237, San Juan, PR 00901-1607.

(2)

Information herein is based solely on a Schedule 13G filed by EcoR1 Capital, LLC (“EcoR1”) and EcoR1 Capital Fund Qualified, L.P. (“Qualified Fund”) and Oleg Nodelman (collectively, the “EcoR1 Filers”) with the SEC on June 5, 2023. Consists of 5,000,000 shares of voting common stock. EcoR1 is the general partner and investment adviser of investment funds, including Qualified Fund. Mr. Nodelman is the control person of EcoR1. Qualified Fund filed this Schedule 13G on June 5, 2023 jointly with the other Filers, but not as a member of a group and it expressly disclaims membership in a group. Such filing should not be construed as an admission that it is, and it disclaims that it is, a beneficial owner, as defined in Rule 13d-3 under the Act, of any of the shares of voting common stock covered by this Schedule 13G. Each Filer also disclaims beneficial ownership of the Stock except to the extent of that person’s pecuniary interest therein. The address of the EcoR1 Filers is 357 Tehama Street #3, San Francisco, CA 94103.

(3)

Information herein is based solely on a Schedule 13G/A filed by K2 HealthVentures Equity Trust LLC (“K2HV”), Parag Shah and Anup Arora with the SEC on February 14, 2024. Consists of (i) 2,186,854 shares of voting common stock held directly by K2HV and (ii) 2,401,180 shares of voting common stock that K2HV has the right to acquire within 60 days upon conversion of the convertible term loans it agreed to extend to the Company, subject to the Blockers (as defined in this Schedule 13G). Pursuant to its loan and security agreement with the Company (“the Loan and Security Agreement”), dated September 9, 2022, K2HV has the right to acquire up to 2,401,180 shares of voting common stock upon conversion of the convertible term loans of up to $60,000,000 that K2HV agreed to extend to the Company, of which $30,000,000 is fully funded as of the date of this Schedule 13G, an additional $10,000,000 will be funded upon the achievement of certain financial and clinical milestones, and an additional uncommitted $20,000,000 may be funded at the discretion of the Reporting Persons. Pursuant to the terms of the Loan and Security Agreement, K2HV may not convert any portion of the convertible term loans into shares of voting common stock to the extent that, upon conversion, the beneficial ownership of K2HV would exceed 9.985% of the total number of shares of voting coming stock outstanding of the Company (“9.985% Cap”) or 19.99% of the total number of shares of voting common stock outstanding of the Company (“19.99% Cap”). K2HV may waive the 9.985% Cap upon 61 days’ prior written notice to the Company, but may not waive the 19.99% Cap. K2HV is an investment vehicle for holding equity securities and may be deemed to directly beneficially own the shares of voting common stock that it holds directly and has the right to acquire within 60 days upon conversion of the convertible term loans. Mr. Shah and Mr. Arora serve as the managing members of K2HV and, in such capacities, may be deemed to indirectly beneficially own the shares of voting common stock that K2HV holds directly and has the right to acquire within 60 days upon conversion of the convertible term loans. The address for the above referenced entities and individuals is 855 Boylston Street, 10th Floor, Boston, MA 02116.

(4)

Information herein is based solely on a Schedule 13G filed by Biotechnology Value Fund, L.P. (“BVF”), Biotechnology Value Trading Fund OS LP (“Trading Fund OS”), BVF I GP LLC (“BVF GP”), BVF GP Holdings LLC (“BVF GPH”), Biotechnology Value Fund II, L.P. (“BVF2”), BVF Partners L.P. (“Partners”), BVF II GP LLC (“BVF2 GP”), BVF Inc., BVF Partners OS Ltd (“Partners OS”), and Mark N. Lampert on June 5. 2023. Consists of (i) 3,023,416 shares of voting common stock held by BVF, including 1,425,436 shares of voting common stock underlying certain pre-funded warrants held by it and excluding 3,658,277 shares of voting common stock underlying certain pre-funded warrants held by it due to the Pre-Funded Warrants Blocker (as defined in this Schedule 13G), (ii) 1,210,605 shares of voting common stock held by BVF2, (iii) 140,576 shares of voting common stock held by Trading Fund OS and (iv) 40,313 shares of voting common stock held by a certain Partners managed account (“Partners Managed Account”). These amounts exclude (i) 3,658,277 shares of voting common stock issuable upon the exercise of pre-funded warrants held by BVF, (ii) 3,851,344 shares of voting common stock issuable upon the exercise of pre-funded warrants held by BVF2, (iii) 447,219 shares of voting common stock issuable upon the exercise of pre-funded warrants held by Trading Fund OS and (iv) 128,250 shares of voting common stock issuable upon the exercise of pre-funded warrants held by Partners Managed Account, which pre-funded warrants may not be exercised if, upon giving effect to such exercise, would cause the aggregate number of shares of voting common stock beneficially owned by such holder (together with its affiliates and other attribution parties) to exceed 4.99% of the number of shares of voting common stock of the Company that would be outstanding immediately after giving effect to the exercise. The holders of pre-funded warrants may increase or decrease such beneficial ownership limitation percentage not in excess of 19.99% by providing the Company with at least 61 days’ prior notice of any increase. BVF GP, as the general partner of BVF, may be deemed to beneficially own the 3,023,416 shares of voting common stock and beneficially owned and 3,658,277 shares of voting common stock issuable upon the exercise of pre-funded warrants held by BVF. BVF2 GP, as the general partner of BVF2, may be deemed to beneficially own the 1,210,605 shares of voting common stock beneficially owned and 3,851,344 shares of voting common stock issuable upon the exercise of pre-funded warrants held by BVF2. Partners OS, as the general partner of Trading Fund OS, may be deemed to beneficially own the 140,576 shares of voting common stock beneficially owned and 447,219 shares of voting common stock issuable upon the exercise of pre-funded warrants held by Trading Fund OS. BVF GPH, as the sole member of each of BVF GP and BVF2 GP, may be deemed to beneficially own the 4,234,021 shares of voting common stock beneficially owned in the aggregate by BVF and BVF2. Partners, as the investment manager of BVF, BVF2 and Trading Fund OS, and the sole member of Partners OS, may be deemed to beneficially own the 4,414,910 shares of voting common stock beneficially owned in the aggregate by BVF, BVF2 and Trading Fund OS and held in the Partners Managed Account, including 40,313 shares of voting common stock in the Partners Managed Account and excluding 128,250 shares of voting common stock issuable upon the exercise of pre-funded warrants held in the Partners Managed Account. BVF Inc., as the general partner of Partners, may be deemed to beneficially own the 4,414,910 shares of voting common stock beneficially owned by Partners. Mr. Lampert, as a director and officer of BVF Inc., may be deemed to beneficially own the 4,414,910 shares of voting common stock beneficially owned by BVF Inc. BVF GP, BVF GPH, Partners, BVF Inc. and Mr. Lampert share voting and dispositive power over the shares of voting common stock beneficially owned by BVF. BVF GPH, Partners, BVF Inc. and Mr. Lampert share voting and dispositive power over the shares of voting common stock beneficially owned by BVF2. Partners, BVF Inc. and Mr. Lampert share voting and dispositive power over the shares of voting common stock beneficially owned by Trading Fund OS and held in the Partners Managed Account. BVF GP disclaims beneficial ownership of the shares of voting common stock beneficially owned by BVF. BVF2 GP disclaims beneficial ownership of the shares of voting common stock beneficially owned by BVF2. Partners OS disclaims beneficial ownership of the shares of voting common stock beneficially owned by Trading Fund OS. BVF GPH disclaims beneficial ownership of the shares of voting common stock beneficially owned by BVF and BVF2. Each of Partners, BVF Inc. and Mr. Lampert disclaims beneficial ownership of the shares of voting common stock beneficially owned by BVF, BVF2 and Trading Fund OS and held in the Partners Managed Account. The business address of BVF, BVF GP, BVF2, BVF2 GP, BVF GPH, Partners, BVF Inc., Mr. Lampert and Dr. Hrustanovic is 44 Montgomery St., 40th Floor, San Francisco, California 94104. The business address of Trading Fund OS and Partners OS is PO Box 309 Ugland House, Grand Cayman, KY1-1104, Cayman Islands.
(5)

Information herein is based solely on a Schedule 13G/A filed by Adage Capital Partners, L.P. (“ACP”), Adage Capital Partners GP, L.L.C. (“ACPGP”), Adage Capital Management, L.P. (“ACM”), Robert Atchinson and Phillip Gross with the SEC on February 7, 2024. Consists of 3,900,000 shares of voting common stock directly owned by ACP. ACPGP is the general partner of ACP. ACM is the investment manager of ACP. Adage Capital Advisors, L.L.C. (“ACA”) is managing member of ACPGP. Adage Capital Partners LLC (“ACPLLC”) is general partner of ACM. Robert Atchinson and Phillip Gross are managing members of ACA and ACPLLC. Robert Atchinson and Phillip Gross may be deemed to shared voting and dispositive power over the shares held directly by ACP. The principal address of each reporting person is 200 Clarendon Street, 52nd Floor, Boston, Massachusetts 02116.

(6)

Information herein is based solely on a Schedule 13D/A filed by Baker Bros. Advisors LP (“BBA”), Baker Bros. Advisors (GP) LLC (“BBA-GP”), Felix J. Baker and Julian C. Baker with the SEC on June 2, 2023. Consists of (i) 256,209 shares of voting common stock held by 667, L.P. (“667”) and (ii) 2,528,583 shares of voting common stock held by Baker Brothers Life Sciences, L.P. (“Baker Life Sciences” and together with 667, the “BBA Funds”). These amounts exclude (i) 3,192,710 shares of voting common stock issuable upon exercise of pre-funded warrants held by 667 and (ii) 34,307,290 shares of voting common stock issuable upon the exercise of pre-funded warrants held by Baker Life Sciences. The pre-funded warrants held by the BBA Funds are only exercisable to the extent that after giving effect to such exercise the holders thereof, together with their affiliates and any members of a Section 13(d) group with such holders, would beneficially own, for purposes of Rule 13d-3 under the Securities Exchange Act of 1934, as amended, no more than 4.99% of the outstanding shares of voting common stock of the Company (the “Maximum Percentage”). By written notice to the Company, the BBA Funds may from time to time increase or decrease the Maximum Percentage applicable to that BBA Fund to any other percentage not in excess of 19.99%. Any such increase will not be effective until the 61st day after such notice is delivered to the Company. As a result of this restriction, the number of shares that may be issued upon exercise of the pre-funded warrants by the BBA Funds may change depending upon changes in the number of outstanding shares of voting common stock of the Company. The pre-funded warrants held by the BBA Funds are not currently exercisable due to the effect of the Maximum Percentage. The BBA-GP is the sole general partner of the Adviser. Pursuant to management agreements, as amended, among BBA-GP, Baker Life Sciences, and 667, and their respective general partners, the BBA Funds’ respective general partners relinquished to BBA-GP all discretion and authority with respect to the investment and voting power of the securities held by the BBA Funds, and thus BBA-GP has complete and unlimited discretion and authority with respect to the BBA Funds’ investments and voting power over investments. BBA-GP, Felix J. Baker and Julian C. Baker as management members of the BBA-GP, and the BBA may be deemed to be beneficial owners of the securities of the Company held by the Funds. The address for the above referenced entities and individuals is 860 Washington Street, 3rd Floor, New York, NY 10014.

(7)

Consists of (i) 49,767 shares of voting common stock held by Dr. MacBeath and (ii) 500,765 shares of voting common stock subject to options held by Dr. MacBeath that are vested and exercisable within 60 days of March 31, 2024.

(8)	Consists of 139,375 shares of voting common stock subject to options held by Dr. Barton that are vested and exercisable within 60 days of March 31, 2024.
(9)

Consists of (i) 4,716 shares of voting stock held by Dr. Zdraveski and (ii) 238,436 shares of voting common stock subject to options held by Dr. Zdraveski that are vested and exercisable within 60 days of March 31, 2024.

(10)	Consists of 171,569 shares of voting common stock held by Mr. Southwell.
(11)	Consists of 32,885 shares of voting common stock held by Mr. Silver.
(12)

Consists of (i) 67,027 shares of voting common stock held by Mr. Barberich, (ii) 57,036 shares of voting common stock subject to options held by Mr. Barberich that are vested and exercisable within 60 days of March 31, 2024 and (iii) 33,259 shares of voting common stock held in a trust for the benefit of Mr. Barberich’s children. Mr. Barberich’s spouse is the grantor of such trust and retains certain rights to remove and replace the trustee of the trust. Mr. Barberich disclaims beneficial ownership of the shares held in such trust except to the extent of his pecuniary interest therein.

(13)	Consists of 9,146 shares of voting common stock subject to options held by Dr. Biggar that are vested and exercisable within 60 days of March 31, 2024.
(14)	Consists of 139,375 shares of voting common stock subject to options held by Ms. Dorton that are vested and exercisable within 60 days of March 31, 2024.
(15)	Consists of 27,438 shares of voting common stock subject to options held by Dr. Gruia that are vested and exercisable within 60 days of March 31, 2024.
(16)

Consists of (i) 25,000 shares of voting common stock held by and 4,826 shares of voting common stock subject to options held by Dr. Klencke that are vested and exercisable within 60 days of March 31, 2024 and (ii) 25,000 shares of voting common stock held by the Klencke Huestis Trust, for which Dr. Klencke serves as co-trustee along with her spouse.

(17)	Consists of (i) 209,769 shares of voting common stock and (ii) 1,024,785 shares of voting common stock underlying options that are vested and exercisable within 60 days of March 31, 2024.

REPORT OF THE AUDIT COMMITTEE

The audit committee is appointed by the board of directors to assist the board of directors in fulfilling its oversight responsibilities with respect to (1) the integrity of TScan’s financial statements and financial reporting process and systems of internal controls regarding finance, accounting, and compliance with legal and regulatory requirements, (2) the qualifications, independence, and performance of TScan’s independent registered public accounting firm, (3) the performance of TScan’s internal audit function, if any, and (4) other matters as set forth in the charter of the audit committee approved by the board of directors.

Management is responsible for the preparation of TScan’s financial statements and the financial reporting process, including its system of internal control over financial reporting and its disclosure controls and procedures. The independent registered public accounting firm is responsible for performing an audit of TScan’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”) and issuing a report thereon. The audit committee’s responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the audit committee reviewed and discussed with management and the independent registered public accounting firm the audited consolidated financial statements of TScan for the fiscal year ended December 31, 2023. The audit committee also discussed with the independent registered public accounting firm the matters required to be discussed by the PCAOB’s Auditing Standard No. 1301, Communication with Audit Committees. In addition, the audit committee has received written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the audit committee concerning independence and has discussed with the independent registered public accounting firm their independence.

Based on the reviews and discussions referred to above, the audit committee recommended to the board of directors that the audited consolidated financial statements of TScan be included in TScan’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, that was filed with the SEC. The information contained in this report shall not be deemed to be (1) “soliciting material,” (2) “filed” with the SEC, (3) subject to Regulations 14A or 14C of the Exchange Act, or (4) subject to the liabilities of Section 18 of the Exchange Act. This report shall not be deemed incorporated by reference into any of our other filings under the Exchange Act or the Securities Act, except to the extent that we specifically incorporate it by reference into such filing.

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF TSCAN THERAPEUTICS, INC.

Katina Dorton, J.D., M.B.A., Chair

Gabriela Gruia, M.D.

Barbara Klencke, M.D.

R. Keith Woods

April 30, 2024

HOUSEHOLDING

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our documents, including the annual report to stockholders and proxy statement, may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you upon written or oral request to TScan Therapeutics, Inc., 830 Winter Street, Waltham, MA 02451, Attention: Corporate Secretary, telephone: (857) 399-9500. If you want to receive separate copies of the proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

STOCKHOLDER PROPOSALS

A stockholder who would like to have a proposal considered for inclusion in our 2025 proxy statement must submit the proposal in accordance with the procedures outlined in Rule 14a-8 of the Exchange Act so that it is received by us no later than December 31, 2024. However, if the date of the 2025 Annual Meeting of Stockholders is changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy statement for the 2025 Annual Meeting of Stockholders. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Such Rule 14a-8 stockholder proposals must be delivered by mail to TScan Therapeutics, Inc., 830 Winter Street, Waltham, MA 02451, Attention: Corporate Secretary.

If a stockholder wishes to propose a nomination of persons for election to our board of directors or present a proposal at an annual meeting but does not wish to have the proposal considered for inclusion in our proxy statement and proxy card, our bylaws establish an advance notice procedure for such nominations and proposals. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the board of directors or by a stockholder of record on the record date for the meeting, who is entitled to vote at the meeting and who has delivered timely notice in proper form to our corporate secretary of the stockholder’s intention to bring such business before the meeting.

The required notice must be in writing and received by our corporate secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, a stockholder’s notice must be so received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs. For stockholder proposals to be brought before the 2025 Annual Meeting of Stockholders, the required notice must be received by our corporate secretary at our principal executive offices no earlier than February 12, 2025, and no later than March 14, 2025. Stockholder proposals and the required notice should be addressed to TScan Therapeutics, Inc., 830 Winter Street, Waltham, MA 02451, Attention: Investor Relations / Corporate Secretary.

Any stockholder recommendation for a director nominee must be submitted to the Company not less than 120 calendar days prior to the date on which the Company’s proxy statement was released to stockholders in connection with the previous year’s annual meeting. To comply with the universal proxy rules (once effective), stockholders who intend to solicit proxies for the Company’s 2024 annual meeting of stockholders in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 13, 2025.

ANNUAL REPORT ON FORM 10-K

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as filed with the SEC is accessible free of charge on our website at www.tscan.com. The Annual Report on Form 10-K contains our audited consolidated balance sheets as of December 31, 2022 and 2023. You can request a copy of our Annual Report on Form 10-K free of charge by sending a written request to TScan Therapeutics, Inc., 830 Winter Street, Waltham, MA 02451, Attention: Corporate Secretary. Please include your contact information with the request.

OTHER MATTERS

Our board of directors does not know of any other matters to be brought before the Annual Meeting. If any other matters not mentioned in this Proxy Statement are properly brought before the meeting, the individuals named in the enclosed proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.

Annex A

TSCAN THERAPEUTICS, INC.

AMENDED AND RESTATED 2021 EQUITY INCENTIVE PLAN

~~(As~~ Adopted by the Board of Directors on April 22, 2021~~)~~

Approved by the Stockholders in May 2021

Amended and Restated on June [ ], 2024

TSCAN THERAPEUTICS, INC.

AMENDED AND RESTATED 2021 EQUITY INCENTIVE PLAN

ARTICLE 1. INTRODUCTION.

The Board adopted the Plan to become effective immediately, although no Awards may be granted prior to the IPO Date. The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Service Providers to focus on critical long-range corporate objectives, (b) encouraging the attraction and retention of Service Providers with exceptional qualifications and (c) linking Service Providers directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of Options (which may be ISOs or NSOs), SARs, Restricted Shares and Restricted Stock Units. Capitalized terms used in this Plan are defined in Article 14.

ARTICLE 2. ADMINISTRATION.

2.1 General. The Plan may be administered by the Board or one or more Committees to which the Board (or an authorized Board committee) has delegated authority. If administration is delegated to a Committee, the Committee shall have the powers theretofore possessed by the Board, including, to the extent permitted by applicable law, the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to either the Board or the Administrator shall hereafter also encompass the Committee or subcommittee, as applicable). The Board may abolish the Committee’s delegation at any time and the Board shall at all times also retain the authority it has delegated to the Committee. The Administrator shall comply with rules and regulations applicable to it, including under the rules of any exchange on which the Common Shares are traded, and shall have the authority and be responsible for such functions as have been assigned to it.

2.2 Section 16. To the extent desirable to qualify transactions hereunder as exempt under Exchange Act Rule 16b-3, the transactions contemplated hereunder will be approved by the entire Board or a Committee of two or more “non-employee directors” within the meaning of Exchange Act Rule 16b-3.

2.3 Powers of Administrator. Subject to the terms of the Plan, and in the case of a Committee, subject to the specific duties delegated to the Committee, the Administrator shall have the authority to (a) select the Service Providers who are to receive Awards under the Plan, (b) determine the type, number, vesting requirements and other features and conditions of such Awards, (c) interpret the Plan and Awards granted under the Plan, (d) determine whether, when and to what extent an Award has become vested and/or exercisable and whether any performance-based vesting conditions have been satisfied, (e) make, amend and rescind rules relating to the Plan and Awards granted under the Plan, including rules relating to sub-plans established for the purposes of satisfying applicable foreign laws or for qualifying for favorable tax treatment under applicable foreign laws, (f) impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant of any Common Shares issued pursuant to an Award, including restrictions under an insider trading policy and restrictions as to the use of a specified brokerage firm for such resales, and (g) make all other decisions relating to the operation of the Plan and Awards granted under the Plan. In addition, with regard to the terms and conditions of Awards granted to Service Providers outside of the United States, the Administrator may vary from the provisions of the Plan (other than any requiring stockholder approval pursuant to Section 13.3) to the extent it determines it necessary and appropriate to do so.

2.4 Effect of Administrator’s Decisions. The Administrator’s decisions, determinations and interpretations shall be final and binding on all interested parties.

2.5 Governing Law. The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware (except its choice-of-law provisions).

ARTICLE 3. SHARES AVAILABLE FOR GRANTS.

3.1 Basic Limitation. Common Shares issued pursuant to the Plan may be authorized but unissued shares or treasury shares. The aggregate number of Common Shares issued under the Plan shall not exceed the sum of (a) ~~3,278,048~~12,778,048 Common Shares, (b) any Common Shares subject to awards granted under the Predecessor Plan that are outstanding on the IPO Date that subsequently are forfeited, expire or lapse unexercised or unsettled and Common Shares issued pursuant to awards granted under the Predecessor Plan that are outstanding on the IPO Date and that are subsequently forfeited to or reacquired by the Company, (c) the number of Common Shares reserved under the Predecessor Plan that are not issued or subject to outstanding awards under the Predecessor Plan on the IPO Date and (d) the additional Common Shares described in Articles 3.2 and 3.3. The Company shall reserve and keep available such number of Common Shares as will be sufficient to satisfy the requirements of the Plan. The numerical limitations in this Article 3.1 shall be subject to adjustment pursuant to Article 9.

3.2 Annual Increase in Shares. On the first day of each fiscal year of the Company during the term of the Plan, commencing in 2022 and ending in (and including) 2031, the aggregate number of Common Shares that may be issued under the Plan shall automatically increase by a number equal to the lesser of (a) 4% of the ~~total~~ number of the Total Outstanding Common Shares ~~actually issued and outstanding~~ on the last day of the preceding fiscal year or (b) a number of Common Shares determined by the Board.

3.3 Shares Returned to Reserve. To the extent that Options, SARs, Restricted Stock Units or other Awards are forfeited, cancelled or expire for any reason before being exercised or settled in full, the Common Shares subject to such Awards shall again become available for issuance under the Plan. If SARs are exercised or Restricted Stock Units are settled, then only the number of Common Shares (if any) actually issued to the Participant upon exercise of such SARs or settlement of such Restricted Stock Units, as applicable, shall reduce the number of Common Shares available under Article 3.1 and the balance shall again become available for issuance under the Plan. If Restricted Shares or Common Shares issued upon the exercise of Options are reacquired by the Company pursuant to a forfeiture provision, repurchase right or for any other reason, then such Common Shares shall again become available for issuance under the Plan. Common Shares applied to pay the Exercise Price of Options or to satisfy tax withholding obligations related to any Award shall again become available for issuance under the Plan. To the extent that an Award is settled in cash rather than Common Shares, the cash settlement shall not reduce the number of Shares available for issuance under the Plan.

3.4 Awards Not Reducing Share Reserve. To the extent permitted under applicable exchange listing standards, any dividend equivalents paid or credited under the Plan with respect to Restricted Stock Units shall not be applied against the number of Common Shares that may be issued under the Plan, whether or not such dividend equivalents are converted into Restricted Stock Units. In addition, Common Shares subject to Substitute Awards granted by the Company shall not reduce the number of Common Shares that may be issued under Article 3.1, nor shall shares subject to Substitute Awards again be available for Awards under the Plan in the event of any forfeiture, expiration or cash settlement of such Substitute Awards.

3.5 Code Section 422 and Other Limits. Subject to adjustment in accordance with Article 9:

(a) No more than ~~3,278,048~~12,778,048 Common Shares may be issued under the Plan upon the exercise of ISOs.

(b) The aggregate grant date fair value of Awards granted to an Outside Director during any one fiscal year of the Company, together with the value of any cash compensation paid to the Outside Director during such fiscal year, may not exceed $750,000 (on a per-Director basis); provided however that the limitation that will apply in the fiscal year in which the Outside Director is initially appointed or elected to the Board shall instead be $1,500,000. For purposes of this limitation, the grant date fair value of an Award shall be determined in accordance with the assumptions that the Company uses to estimate the value of share-based payments for financial reporting purposes. For the sake of clarity, neither Awards granted, nor compensation paid, to an individual for his or her service as an Employee or Consultant, but not as an Outside Director, shall count towards this limitation.

ARTICLE 4. ELIGIBILITY.

4.1 Incentive Stock Options. Only Employees who are common-law employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs. In addition, an Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company or any of its Parents or Subsidiaries shall not be eligible for the grant of an ISO unless the additional requirements set forth in Code Section 422(c)(5) are satisfied.

4.2 Other Awards. Awards other than ISOs may be granted to both Employees and other Service Providers.

ARTICLE 5. OPTIONS.

5.1 Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The Stock Option Agreement shall specify whether the Option is intended to be an ISO or an NSO. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

5.2 Number of Shares. Each Stock Option Agreement shall specify the number of Common Shares subject to the Option, which number shall adjust in accordance with Article 9.

5.3 Exercise Price. Each Stock Option Agreement shall specify the Exercise Price, which shall not be less than 100% of the Fair Market Value of a Common Share on the date of grant. The preceding sentence shall not apply to an Option that is a Substitute Award granted in a manner that would satisfy the requirements of Code Section 409A and, if applicable, Code Section 424(a).

5.4 Exercisability and Term. Each Stock Option Agreement shall specify the date or event when all or any installment of the Option is to become vested and/or exercisable. The vesting and exercisability conditions applicable to the Option may include service-based conditions, performance-based conditions, such other conditions as the Administrator may determine, or any combination of such conditions. The Stock Option Agreement shall also specify the term of the Option; provided that, except to the extent necessary to comply with applicable foreign law, the term of an Option shall in no event exceed 10 years from the date of grant. A Stock Option Agreement may provide for accelerated vesting and/or exercisability upon certain specified events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s service.

5.5 Death of Optionee. After an Optionee’s death, any vested and exercisable Options held by such Optionee may be exercised by his or her beneficiary or beneficiaries. Each Optionee may designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Optionee’s death. If no beneficiary was designated or if no designated beneficiary survives the Optionee, then any vested and exercisable Options held by the Optionee may be exercised by his or her estate.

5.6 Modification or Assumption of Options. Within the limitations of the Plan, the Administrator may modify, extend or assume outstanding options. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, materially impair his or her rights or obligations under such Option. Notwithstanding anything in this Plan to the contrary, and except for the adjustments provided in Article 9, neither the Administrator nor any other person may (a) decrease the exercise price for any outstanding Option after the date of grant, (b) cancel or allow an Optionee to surrender an outstanding Option to the Company in exchange for cash or as consideration for the grant of a new Option with a lower exercise price or the grant of another type of Award the effect of which is to reduce the exercise price of any outstanding Option, or (c) take any other action with respect to an Option that would be treated as a repricing under the rules and regulations of the Nasdaq Stock Market (or such other principal U.S. national securities exchange on which the Common Shares are traded).

5.7 Buyout Provisions. Except to the extent prohibited by Article 5.6, the Administrator may at any time (a) offer to buy out for a payment in cash or cash equivalents an Option previously granted or (b) authorize an Optionee to elect to cash out an Option previously granted, in either case at such time and based upon such terms and conditions as the Administrator shall establish.

5.8 Payment for Option Shares. The entire Exercise Price of Common Shares issued upon exercise of Options shall be payable in cash or cash equivalents at the time when such Common Shares are purchased. In addition, the Administrator may, in its sole discretion and to the extent permitted by applicable law, accept payment of all or a portion of the Exercise Price through any one or a combination of the following forms or methods:

(a) Subject to any conditions or limitations established by the Administrator, by surrendering, or attesting to the ownership of, Common Shares that are already owned by the Optionee with a value on the date of surrender equal to the aggregate exercise price of the Common Shares as to which such Option will be exercised;

(b) By delivering (on a form prescribed by the Company) an irrevocable direction to a securities broker approved by the Company to sell all or part of the Common Shares being purchased under the Plan and to deliver all or part of the sales proceeds to the Company;

(c) Subject to such conditions and requirements as the Administrator may impose from time to time, through a net exercise procedure; or

(d) Through any other form or method consistent with applicable laws, regulations and rules.

ARTICLE 6. STOCK APPRECIATION RIGHTS.

6.1 SAR Agreement. Each grant of a SAR under the Plan shall be evidenced by a SAR Agreement between the Optionee and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Agreements entered into under the Plan need not be identical.

6.2 Number of Shares. Each SAR Agreement shall specify the number of Common Shares to which the SAR pertains, which number shall adjust in accordance with Article 9.

6.3 Exercise Price. Each SAR Agreement shall specify the Exercise Price, which shall in no event be less than 100% of the Fair Market Value of a Common Share on the date of grant. The preceding sentence shall not apply to a SAR that is a Substitute Award granted in a manner that would satisfy the requirements of Code Section 409A.

6.4 Exercisability and Term. Each SAR Agreement shall specify the date when all or any installment of the SAR is to become vested and exercisable. The vesting and exercisability conditions applicable to the SAR may include service-based conditions, performance-based conditions, such other conditions as the Administrator may determine, or any combination thereof. The SAR Agreement shall also specify the term of the SAR; provided that except to the extent necessary to comply with applicable foreign law, the term of a SAR shall not exceed 10 years from the date of grant. A SAR Agreement may provide for accelerated vesting and exercisability upon certain specified events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s service.

6.5 Exercise of SARs. Upon exercise of a SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive from the Company (a) Common Shares, (b) cash or (c) a combination of Common Shares and cash, as the Administrator shall determine. The amount of cash and/or the Fair Market

Value of Common Shares received upon exercise of SARs shall, in the aggregate, not exceed the amount by which the Fair Market Value (on the date of surrender) of the Common Shares subject to the SARs exceeds the Exercise Price. If, on the date when a SAR expires, the Exercise Price is less than the Fair Market Value on such date but any portion of such SAR has not been exercised or surrendered, then such SAR shall automatically be deemed to be exercised as of such date with respect to such portion. A SAR Agreement may also provide for an automatic exercise of the SAR on an earlier date.

6.6 Death of Optionee. After an Optionee’s death, any vested and exercisable SARs held by such Optionee may be exercised by his or her beneficiary or beneficiaries. Each Optionee may designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Optionee’s death. If no beneficiary was designated or if no designated beneficiary survives the Optionee, then any vested and exercisable SARs held by the Optionee at the time of his or her death may be exercised by his or her estate.

6.7 Modification or Assumption of SARs. Within the limitations of the Plan, the Administrator may modify, extend or assume outstanding SARs. The foregoing notwithstanding, no modification of a SAR shall, without the consent of the Optionee, materially impair his or her rights or obligations under such SAR. Notwithstanding anything in this Plan to the contrary, and except for the adjustments provided in Article 9, neither the Administrator nor any other person may (a) decrease the exercise price for any outstanding SAR after the date of grant, (b) cancel or allow an Optionee to surrender an outstanding SAR to the Company in exchange for cash or as consideration for the grant of a new SAR with a lower exercise price or the grant of another type of Award the effect of which is to reduce the exercise price of any outstanding SAR, or (c) take any other action with respect to a SAR that would be treated as a repricing under the rules and regulations of the Nasdaq Stock Market (or such other principal U.S. national securities exchange on which the Common Shares are traded).

ARTICLE 7. RESTRICTED SHARES.

7.1 Restricted Stock Agreement. Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Stock Agreement between the recipient and the Company. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Stock Agreements entered into under the Plan need not be identical.

7.2 Payment for Awards. Restricted Shares may be sold or awarded under the Plan for such consideration as the Administrator may determine, including (without limitation) cash, cash equivalents, property, cancellation of other equity awards, promissory notes, past services and future services, and such other methods of payment as are permitted by applicable law.

7.3 Vesting Conditions. Each Award of Restricted Shares may or may not be subject to vesting and/or other conditions as the Administrator may determine. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Agreement. A Restricted Stock Agreement may provide for accelerated vesting upon certain specified events.

7.4 Voting and Dividend Rights. The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company’s other stockholders, unless the Administrator otherwise provides. A Restricted Stock Agreement, however, may require that any cash dividends paid on Restricted Shares (a) be accumulated and paid when such Restricted Shares vest, or (b) be invested in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the shares subject to the Award with respect to which the dividends were paid. In addition, if any dividends or other distributions are paid in Common Shares, such Common Shares shall be subject to the same restrictions on transferability and forfeitability as the Restricted Shares with respect to which they were paid.

7.5 Modification or Assumption of Restricted Shares. Within the limitations of the Plan, the Administrator may modify or assume outstanding Restricted Shares or may accept the cancellation of outstanding restricted shares (whether granted by the Company or by another issuer) in return for the grant of new Restricted Shares for the same or a different number of shares or in return for the grant of a different type of Award. The foregoing notwithstanding, no modification of Restricted Shares shall, without the consent of the Participant, materially impair his or her rights or obligations under such Restricted Shares.

ARTICLE 8. RESTRICTED STOCK UNITS.

8.1 Restricted Stock Unit Agreement. Each grant of Restricted Stock Units under the Plan shall be evidenced by a Restricted Stock Unit Agreement between the recipient and the Company. Such Restricted Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Stock Unit Agreements entered into under the Plan need not be identical.

8.2 Payment for Awards. To the extent that an Award is granted in the form of Restricted Stock Units, no cash consideration shall be required of the Award recipients.

8.3 Vesting Conditions. Each Award of Restricted Stock Units may or may not be subject to vesting, as determined by the Administrator. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Unit Agreement. Vesting conditions may include service-based conditions, performance-based conditions, such other conditions as the Administrator may determine, or any combination thereof. A Restricted Stock Unit Agreement may provide for accelerated vesting upon certain specified events.

8.4 Voting and Dividend Rights. The holders of Restricted Stock Units shall have no voting rights. Prior to settlement or forfeiture, Restricted Stock Units awarded under the Plan may, at the Administrator’s discretion, provide for a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Common Share while the Restricted Stock Unit is outstanding. Dividend equivalents may be converted into additional Restricted Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Common Shares, or in a combination of both. Prior to distribution, any dividend equivalents shall be subject to the same conditions and restrictions as the Restricted Stock Units to which they attach.

8.5 Form and Time of Settlement of Restricted Stock Units. Settlement of vested Restricted Stock Units may be made in the form of (a) cash, (b) Common Shares or (c) any combination of both, as determined by the Administrator. The actual number of Restricted Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors. Methods of converting Restricted Stock Units into cash may include (without limitation) a method based on the average value of Common Shares over a series of trading days. Vested Restricted Stock Units shall be settled in such manner and at such time(s) as specified in the Restricted Stock Unit Agreement. Until an Award of Restricted Stock Units is settled, the number of such Restricted Stock Units shall be subject to adjustment pursuant to Article 9.

8.6 Death of Recipient. Any Restricted Stock Units that become payable after the recipient’s death shall be distributed to the recipient’s beneficiary or beneficiaries. Each recipient of Restricted Stock Units under the Plan may designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Award recipient’s death. If no beneficiary was designated or if no designated beneficiary survives the Award recipient, then any Restricted Stock Units that become payable after the recipient’s death shall be distributed to the recipient’s estate.

8.7 Modification or Assumption of Restricted Stock Units. Within the limitations of the Plan, the Administrator may modify or assume outstanding restricted stock units or may accept the cancellation of outstanding restricted stock units (whether granted by the Company or by another issuer) in return for the grant of new Restricted Stock Units for the same or a different number of shares or in return for the grant of a different type of Award. The foregoing notwithstanding, no modification of a Restricted Stock Unit shall, without the consent of the Participant, materially impair his or her rights or obligations under such Restricted Stock Unit.

8.8 Creditors’ Rights. A holder of Restricted Stock Units shall have no rights other than those of a general creditor of the Company. Restricted Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Restricted Stock Unit Agreement.

ARTICLE 9. ADJUSTMENTS; DISSOLUTIONS AND LIQUIDATIONS; CORPORATE TRANSACTIONS.

9.1 Adjustments. In the event of a subdivision of the outstanding Common Shares, a declaration of a dividend payable in Common Shares, a combination or consolidation of the outstanding Common Shares (by reclassification or otherwise) into a lesser number of Common Shares or any other increase or decrease in the number of issued Common Shares effected without receipt of consideration by the Company, proportionate adjustments shall be made to the following:

(a) The number and kind of shares available for issuance under Article 3, including the numerical share limits in Articles 3.1 and 3.5;

(b) The number and kind of shares covered by each outstanding Option, SAR, and Restricted Stock Unit; and/or

(c) The Exercise Price applicable to each outstanding Option and SAR, and the repurchase price, if any, applicable to Restricted Shares.

In the event of a declaration of an extraordinary dividend payable in a form other than Common Shares in an amount that has a material effect on the price of Common Shares, a recapitalization, a spin-off or a similar occurrence, the Administrator shall make such adjustments as it, in its sole discretion, deems appropriate to the foregoing. Any adjustment in the number of shares subject to an Award under this Article 9.1 shall be rounded down to the nearest whole share, although the Administrator in its sole discretion may make a cash payment in lieu of a fractional share. Except as provided in this Article 9, a Participant shall have no rights by reason of any issuance by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

9.2 Dissolution or Liquidation. To the extent not previously exercised or settled, Options, SARs and Restricted Stock Units shall terminate immediately prior to the dissolution or liquidation of the Company.

9.3 Corporate Transactions. In the event that the Company is a party to a merger, consolidation, or a Change in Control (other than one described in Article 14.6(d)), all Common Shares acquired under the Plan and all Awards outstanding on the effective date of the transaction shall be treated in the manner described in the definitive transaction agreement (or, in the event the transaction does not entail a definitive agreement to which the Company is party, in the manner determined by the Administrator, with such determination having final and binding effect on all parties), which agreement or determination need not treat all Awards (or portions thereof) in an identical manner. Unless an Award Agreement provides otherwise, the treatment specified in the transaction agreement or by the Administrator may include (without limitation) one or more of the following with respect to each outstanding Award:

(a) The continuation of such outstanding Award by the Company (if the Company is the surviving entity);

(b) The assumption of such outstanding Award by the surviving entity or its parent, provided that the assumption of an Option or a SAR shall comply with applicable tax requirements;

(c) The substitution by the surviving entity or its parent of an equivalent award for such outstanding Award (including, but not limited to, an award to acquire the same consideration paid to the holders of Common Shares in the transaction), provided that the substitution of an Option or a SAR shall comply with applicable tax requirements;

(d) In the case of an Option or SAR, the cancellation of such Award without payment of any consideration. An Optionee shall be able to exercise his or her outstanding Option or SAR, to the extent such Option or SAR is then vested or become vested as of the effective time of the transaction, during a period of not less than five full business days preceding the closing date of the transaction, unless (i) a shorter period is required to permit a timely closing of the transaction and (ii) such shorter period still offers the Optionees a reasonable opportunity to exercise such Option or SAR. Any exercise of such Option or SAR during such period may be contingent on the closing of the transaction;

(e) The cancellation of such Award and a payment to the Participant with respect to each share subject to the portion of the Award that is vested or becomes vested as of the effective time of the transaction equal to the excess of (A) the value, as determined by the Administrator in its absolute discretion, of the property (including cash) received by the holder of a Common Share as a result of the transaction, over (if applicable) (B) the per-share Exercise Price of such Award (such excess, if any, the “Spread”). Such payment shall be made in the form of cash, cash equivalents, or securities of the surviving entity or its parent having a value equal to the Spread. In addition, any escrow, holdback, earn-out or similar provisions in the transaction agreement may apply to such payment to the same extent and in the same manner as such provisions apply to the holders of Common Shares. If the Spread applicable to an Award (whether or not vested) is zero or a negative number, then the Award may be cancelled without making a payment to the Participant. In the event that an Award is subject to Code Section 409A, the payment described in this clause (e) shall be made on the settlement date specified in the applicable Award Agreement, provided that settlement may be accelerated in accordance with Treasury Regulation Section 1.409A-3(j)(4); or

(f) The assignment of any reacquisition or repurchase rights held by the Company in respect of an Award of Restricted Shares to the surviving entity or its parent, with corresponding proportionate adjustments made to the price per share to be paid upon exercise of any such reacquisition or repurchase rights.

Unless an Award Agreement provides otherwise, each outstanding Award held by a Participant who remains a Service Provider as of the effective time of a merger, consolidation or Change in Control (other than one described in Article 14.6(d)) (a “Current Participant”) shall become fully vested and, if applicable, exercisable immediately prior to the effective time of the transaction and, in the case of an Award subject to performance-based vesting conditions, such performance-based vesting conditions shall be deemed achieved at 100% of target levels. However, the prior sentence shall not apply, and an outstanding Award shall not become vested and, if applicable, exercisable, if and to the extent the Award is continued, assumed or substituted as provided for in clauses (a), (b) or (c) above. In addition, the prior two sentences shall not apply to an Award held by a Participant who is not a Current Participant unless an Award Agreement provides otherwise or unless the Company and the acquirer agree otherwise.

For avoidance of doubt, the Administrator shall have the discretion, exercisable either at the time an Award is granted or at any time while the Award remains outstanding, to provide for the acceleration of vesting upon the occurrence of a Change in Control, whether or not the Award is to be assumed or replaced in the transaction, or in connection with a termination of the Participant’s service following a transaction.

Any action taken under this Article 9.3 shall either preserve an Award’s status as exempt from Code Section 409A or comply with Code Section 409A.

ARTICLE 10. OTHER AWARDS.

Subject in all events to the limitations under Article 3 above as to the number of Common Shares available for issuance under this Plan, the Company may grant other forms of Awards not specifically described herein and may grant awards under other plans or programs, where such awards are settled in the form of Common Shares issued under this Plan. Such Common Shares shall be treated for all purposes under the Plan like Common Shares issued in settlement of Restricted Stock Units and shall, when issued, reduce the number of Common Shares available under Article 3.

ARTICLE 11. LIMITATION ON RIGHTS.

11.1 Retention Rights. Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain a Service Provider. The Company and its Parents, Subsidiaries and Affiliates reserve the right to terminate the Service of any Service Provider at any time, with or without cause, subject to applicable laws, the Company’s certificate of incorporation and by-laws and a written employment agreement (if any).

11.2 Stockholders’ Rights. Except as set forth in Article 7.4 or 8.4 above, a Participant shall have no dividend rights, voting rights or other rights as a stockholder with respect to any Common Shares covered by his or her Award prior to the time when a stock certificate for such Common Shares is issued or, if applicable, the time when he or she becomes entitled to receive such Common Shares by filing any required notice of exercise and paying any required Exercise Price. No adjustment shall be made for cash dividends or other rights for which the record date is prior to such time, except as expressly provided in the Plan.

11.3 Regulatory Requirements. Any other provision of the Plan notwithstanding, the obligation of the Company to issue Common Shares under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Common Shares pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such Common Shares, to their registration, qualification or listing or to an exemption from registration, qualification or listing. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed necessary by the Company’s counsel to be necessary to the lawful issuance and sale of any Common Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Common Shares as to which such requisite authority will not have been obtained.

11.4 Transferability of Awards. The Administrator may, in its sole discretion, permit transfer of an Award in a manner consistent with applicable law. Unless otherwise determined by the Administrator, Awards shall be transferable by a Participant only by (a) beneficiary designation, (b) a will or (c) the laws of descent and distribution; provided that, in any event, an ISO may only be transferred by will or by the laws of descent and distribution and may be exercised during the lifetime of the Optionee only by the Optionee or by the Optionee’s guardian or legal representative.

11.5 Recoupment Policy. All Awards granted under the Plan, all amounts paid under the Plan and all Common Shares issued under the Plan shall be subject to recoupment, clawback or recovery by the Company in accordance with applicable law and with Company policy (whenever adopted) regarding same, whether or not such policy is intended to satisfy the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Sarbanes-Oxley Act, or other applicable law, as well as any implementing regulations and/or listing standards thereunder.

11.6 Other Conditions and Restrictions on Common Shares. Any Common Shares issued under the Plan shall be subject to such forfeiture conditions, rights of repurchase, rights of first refusal, other transfer restrictions and such other terms and conditions as the Administrator may determine. Such conditions and restrictions shall be set forth in the applicable Award Agreement and shall apply in addition to any restrictions that may apply to holders of Common Shares generally. In addition, Common Shares issued under the Plan shall be subject to such conditions and restrictions imposed either by applicable law or by Company policy, as adopted from time to time, designed to ensure compliance with applicable law or laws with which the Company determines in its sole discretion to comply including in order to maintain any statutory, regulatory or tax advantage.

ARTICLE 12. TAXES.

12.1 General. It is a condition to each Award under the Plan that a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any federal, state, local or foreign withholding tax obligations that arise in connection with any Award granted under the Plan. The Company shall not be required to issue any Common Shares or make any cash payment under the Plan unless such obligations are satisfied.

12.2 Share Withholding. To the extent that applicable law subjects a Participant to tax withholding obligations, the Administrator may permit such Participant to satisfy all or part of such obligations by having the Company withhold all or a portion of any Common Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Common Shares that he or she previously acquired. Such Common Shares shall be valued on the date when they are withheld or surrendered. Any payment of taxes by assigning Common Shares to the Company may be subject to restrictions including any restrictions required by SEC, accounting or other rules.

12.3 Section 409A Matters. Except as otherwise expressly set forth in an Award Agreement, it is intended that Awards granted under the Plan either be exempt from, or comply with, the requirements of Code Section 409A. To the extent an Award is subject to Code Section 409A (a “409A Award”), the terms of the Plan, the Award and any written agreement governing the Award shall be interpreted to comply with the requirements of Code Section 409A so that the Award is not subject to additional tax or interest under Code Section 409A, unless the Administrator expressly provides otherwise. A 409A Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order for it to comply with the requirements of Code Section 409A. In this regard, if any amount under a 409A Award is payable upon a “separation from service” to an individual who is considered a “specified employee” (as each term is defined under Code Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the Participant’s separation from service or (ii) the Participant’s death, but only to the extent such delay is necessary to prevent such payment from being subject to Code Section 409A(a)(1).

12.4 Limitation on Liability. Neither the Company nor any person serving as Administrator shall have any liability to a Participant in the event an Award held by the Participant fails to achieve its intended characterization under applicable tax law.

ARTICLE 13. FUTURE OF THE PLAN.

13.1 Term of the Plan. The Plan, as set forth herein, shall become effective on the date of its adoption by the Board, subject to approval of the Company’s stockholders under Article 13.3 below. The Plan shall terminate automatically 10 years after the date when the Board initially adopted the Plan.

13.2 Amendment or Termination. The Board may, at any time and for any reason, amend or terminate the Plan. No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan, or any amendment thereof, shall not affect any Award previously granted under the Plan.

13.3 Stockholder Approval. To the extent required by applicable law, the Plan will be subject to the approval of the Company’s stockholders within 12 months of its adoption date. An amendment of the Plan shall be subject to the approval of the Company’s stockholders only to the extent required by applicable laws, regulations or rules.

ARTICLE 14. DEFINITIONS.

14.1 “Administrator” means the Board or any Committee administering the Plan in accordance with Article 2.

14.2 “Affiliate” means any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity.

14.3 “Award” means any award granted under the Plan, including as an Option, a SAR, a Restricted Share award, a Restricted Stock Unit award or another form of equity-based compensation award.

14.4 “Award Agreement” means a Stock Option Agreement, a SAR Agreement, a Restricted Stock Agreement, a Restricted Stock Unit Agreement or such other agreement evidencing an Award granted under the Plan.

14.5 “Board” means the Company’s Board of Directors, as constituted from time to time and, where the context so requires, reference to the “Board” may refer to a Committee to whom the Board has delegated authority to administer any aspect of this Plan.

14.6 “Change in Control” means:

(a) Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total voting power represented by the Company’s then-outstanding voting securities;

(b) The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets;

(c) The consummation of a merger or consolidation of the Company with or into any other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) more than fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation; or

(d) Individuals who are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board over a period of 12 months; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction. In addition, if a Change in Control constitutes a payment event with respect to any Award which provides for a deferral of compensation and is subject to Code Section 409A, then notwithstanding anything to the contrary in the Plan or applicable Award Agreement the transaction with respect to such Award must also constitute a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) to the extent required by Code Section 409A.

14.7 “Code” means the Internal Revenue Code of 1986, as amended.

14.8 “Committee” means a committee of one or more members of the Board, or of other individuals satisfying applicable laws, appointed by the Board to administer the Plan.

14.9 “Common Share” means one share of the Company’s common stock.

14.10 “Company” means TScan Therapeutics, Inc., a Delaware corporation.

14.11 “Consultant” means a consultant or adviser who provides bona fide services to the Company, a Parent, a Subsidiary or an Affiliate as an independent contractor and who qualifies as a consultant or advisor under Instruction A.1.(a)(1) of Form S-8 under the Securities Act.

14.12 “Employee” means a common-law employee of the Company, a Parent, a Subsidiary or an Affiliate.

14.13 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

14.14 “Exercise Price,” in the case of an Option, means the amount for which one Common Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. “Exercise Price,” in the case of a SAR, means an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of one Common Share in determining the amount payable upon exercise of such SAR.

14.15 “Fair Market Value” means the closing price of a Common Share on any established stock exchange or a national market system on the applicable date or, if the applicable date is not a trading day, on the last trading day prior to the applicable date, as reported in a source that the Administrator deems reliable. If Common Shares are not traded on an established stock exchange or a national market system, the Fair Market Value shall be determined by the Administrator in good faith on such basis as it deems appropriate. The Administrator’s determination shall be conclusive and binding on all persons. Notwithstanding the foregoing, the determination of the Fair Market Value in all cases shall be in accordance with the requirements set forth under Section 409A of the Code to the extent necessary for an Award to comply with, or be exempt from, Section 409A of the Code.

14.16 “IPO Date” means the effective date of the registration statement filed by the Company with the Securities and Exchange Commission for its initial offering of the Common Shares to the public.

14.17 “ISO” means an incentive stock option described in Code Section 422(b).

14.18 “NSO” means a stock option not described in Code Sections 422 or 423.

14.19 “Option” means an ISO or NSO granted under the Plan and entitling the holder to purchase Common Shares.

14.20 “Optionee” means an individual or estate holding an Option or SAR.

14.21 “Outside Director” means a member of the Board who is not an Employee.

14.22 “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

14.23 “Participant” means an individual or estate holding an Award.

14.24 “Plan” means this TScan Therapeutics, Inc. Amended and Restated 2021 Equity Incentive Plan, as amended from time to time.

14.25 “Predecessor Plan” means the Company’s 2018 Stock Plan, as amended.

14.26 “Pre-Funded Warrant” means any warrant to acquire Common Shares for a nominal exercise price.

~~14.26~~14.27 “Restricted Share” means a Common Share awarded under the Plan.

~~14.27~~14.28 “Restricted Stock Agreement” means the agreement consistent with the terms of the Plan between the Company and the recipient of a Restricted Share that contains the terms, conditions and restrictions pertaining to such Restricted Share.

~~14.28~~14.29 “Restricted Stock Unit” means a bookkeeping entry representing the equivalent of one Common Share, as awarded under the Plan.

~~14.29~~14.30 “Restricted Stock Unit Agreement” means the agreement consistent with the terms of the Plan between the Company and the recipient of a Restricted Stock Unit that contains the terms, conditions and restrictions pertaining to such Restricted Stock Unit.

~~14.30~~14.31 “SAR” means a stock appreciation right granted under the Plan.

~~14.31~~14.32 “SAR Agreement” means the agreement consistent with the terms of the Plan between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his or her SAR.

~~14.32~~14.33 “Securities Act” means the Securities Act of 1933, as amended.

~~14.33~~14.34 “Service Provider” means any individual who is an Employee, Outside Director or Consultant, including any prospective Employee, Outside Director or Consultant who has accepted an offer of employment or service and will be an Employee, Outside Director or Consultant after the commencement of their service.

~~14.34~~14.35 “Stock Option Agreement” means the agreement consistent with the terms of the Plan between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his or her Option.

~~14.35~~14.36 “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date

~~14.36~~14.37 “Substitute Awards” means Awards or Common Shares issued by the Company in assumption of, or substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a corporation acquired by the Company or any Affiliate or with which the Company or any Affiliate combines to the extent permitted by the applicable exchange listing standards.

14.38 “Total Outstanding Common Shares” means the total outstanding Common Shares, including the Common Shares underlying outstanding Pre-Funded Warrants.

TSCAN THERAPEUTICS, INC.

AMENDED AND RESTATED 2021 EQUITY INCENTIVE PLAN

NOTICE OF STOCK OPTION GRANT

You have been granted the following option to purchase shares of the common stock of TScan Therapeutics, Inc. (the “Company”):

Name of Optionee:	«Name»

Total Number of Shares:	«TotalShares»

Type of Option:	«ISO» Incentive Stock Option

«NSO» Nonstatutory Stock Option

Exercise Price per Share:	$«PricePerShare»

Date of Grant:	«DateGrant»

Vesting Commencement Date:	«VestDay»

Vesting Schedule:	This option shall vest and become exercisable with respect to the first «CliffPercent» of the shares subject to this option when you complete «CliffPeriod» months of continuous service as an [Employee or Consultant][Outside Director] (“Service”) after the Vesting Commencement Date. This option shall vest and become exercisable with respect to an additional «IncrementalPercent» of the shares subject to this option when you complete each additional month of continuous Service thereafter.

Expiration Date:	«ExpDate». This option expires earlier if your Service terminates earlier, as described in the Stock Option Agreement, and may terminate earlier in connection with certain corporate transactions as described in Article 9 of the Plan.

You and the Company agree that this option is granted under and governed by the terms and conditions of the Company’s Amended and Restated 2021 Equity Incentive Plan (the “Plan”) and the Stock Option Agreement, both of which are attached to, and made a part of, this document. Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Plan.

The Company may, in its sole discretion, decide to deliver any documents related to options awarded under the Plan, future options that may be awarded under the Plan and all other documents that the Company is required to deliver to security holders (including annual reports and proxy statements) by email or other electronic means (including by posting them on a website maintained by the Company or a third party under contract with the Company). You hereby consent to receive such documents by electronic delivery and agree to participate in the Plan through any on-line or electronic system established and maintained by the Company or another third party designated by the Company. You acknowledge that you may incur costs in connection with any such delivery by means of electronic transmission, including the cost of accessing the Internet and printing fees, and that an interruption of Internet access may interfere with your ability to access the documents.

You further agree to comply with the Company’s Insider Trading Policy when selling shares of the Company’s common stock.

TSCAN THERAPEUTICS, INC.

2021 AMENDED AND RESTATED EQUITY INCENTIVE PLAN

STOCK OPTION AGREEMENT

Grant of Option

Subject to all of the terms and conditions set forth in the Notice of Stock Option Grant (the “Grant Notice”), this Stock Option Agreement (the “Agreement”) and the Plan, the Company has granted you an option to purchase up to the total number of shares specified in the Grant Notice at the exercise price indicated in the Grant Notice.

All capitalized terms used in this Agreement shall have the meanings assigned to them in this Agreement, the Grant Notice or the Plan.

Tax Treatment	This option is intended to be an incentive stock option under Section 422 of the Code or a nonstatutory stock option, as provided in the Grant Notice. However, even if this option is designated as an incentive stock option in the Grant Notice, it shall be deemed to be a nonstatutory stock option to the extent it does not qualify as an incentive stock option under federal tax law, including under the $100,000 annual limitation under Section 422(d) of the Code.

Vesting

This option vests and becomes exercisable in accordance with the vesting schedule set forth in the Grant Notice.

In no event will this option vest or become exercisable for additional shares after your Service has terminated for any reason unless expressly provided in a written agreement between you and the Company.

Term of Option	This option expires in any event at the close of business at Company headquarters on the day before the 10th anniversary of the Date of Grant, as shown in the Grant Notice. (This option will expire earlier if your Service terminates earlier, as described below, and this option may be terminated earlier as provided in Article 9 of the Plan.)

Termination of Service	If your Service terminates for any reason, this option will expire to the extent it is unvested as of your termination date and does not vest as a result of your termination of Service. The Company determines whether and when your Service terminates for all purposes of this option.

Regular Termination	If your Service terminates for any reason except death or total and permanent disability, then this option, to the extent vested as of your termination date, will expire at the close of business at Company headquarters on the date three months after your termination date.

Death	If your Service terminates as a result of your death, then this option, to the extent vested as of the date of your death, will expire at the close of business at Company headquarters on the date twelve months after the date of death.

Disability

If your Service terminates because of your total and permanent disability, then this option, to the extent vested as of your termination date, will expire at the close of business at Company headquarters on the date six months after your termination date.

For all purposes under this Agreement, “total and permanent disability” means that you are unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted, or can be expected to last, for a continuous period of not less than one year.

Leaves of Absence and Part-Time Work	For purposes of this option, your Service does not terminate when you go on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company in writing, and if continued crediting of Service is required by applicable law, the Company’s leave of absence policy or the terms of your leave. However, your Service terminates when the approved leave ends, unless you immediately return to active work. If you go on a leave of absence, or if you commence working on a part-time basis, the Company may adjust the vesting schedule in accordance with the Company’s leave of absence policy or the terms of your leave or so that the rate of vesting is commensurate with your reduced work schedule, as applicable.

Restrictions on Exercise	The Company will not permit you to exercise this option if the issuance of shares at that time would violate any law or regulation.

Notice of Exercise

When you wish to exercise this option, you must notify the Company by filing the proper “Notice of Exercise” form at the address given on the form or, if the Company has designated a third party to administer the Plan, you must notify such third party in the manner such third party requires. Your notice must specify how many shares you wish to purchase. The notice will be effective when the Company receives it.

However, if you wish to exercise this option by executing a same-day sale (as described below), you must follow the instructions of the Company and the broker who will execute the sale.

If someone else wants to exercise this option after your death, that person must prove to the Company’s satisfaction that he or she is entitled to do so.

You may only exercise your option for whole shares.

Form of Payment

When you submit your notice of exercise, you must make arrangements for the payment of the option exercise price for the shares that you are purchasing. To the extent permitted by applicable law, payment may be made in one (or a combination of two or more) of the following forms:

•  By delivering to the Company your personal check, a cashier’s check or a money order, or arranging for a wire transfer.

•  By giving to a securities broker approved by the Company irrevocable directions to sell all or part of your option shares and to deliver to the Company, from the sale proceeds, an amount sufficient to pay the option exercise price and any Tax-Related Items (as defined below). (The balance of the sale proceeds, if any, will be delivered to you.) The directions must be given in accordance with the instructions of the Company and the broker. This exercise method is sometimes called a “same-day sale.”

The Company may permit other forms of payment in its discretion to the extent permitted by the Plan.

Withholding Taxes	Regardless of any action the Company (or, if applicable, the Parent, Subsidiary or Affiliate employing or retaining you (the “Employer”)) takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related items related to the participation in the Plan and legally applicable to you (“Tax-Related Items”), you acknowledge that the ultimate liability for all Tax-Related Items is and remains your responsibility and may exceed the amount actually withheld by the Company and/or the Employer. You further acknowledge that the Company and the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the options, including, but not limited to, the grant, vesting or exercise of the option, the issuance of shares upon exercise of the option, the subsequent sale of shares acquired pursuant to such exercise and the receipt of any dividends and/or any dividend equivalents; and (2) do not commit to and are under no obligation to structure the terms of the option or any aspect of the option to reduce or eliminate your liability for Tax-Related Items or achieve any particular tax result. Further, if you are subject to tax in more than one jurisdiction, you acknowledge that the Company and/or the Employer may be required to withhold or account for Tax-Related Items in more than one jurisdiction. You will not be allowed to exercise this option unless you make arrangements acceptable to the Company and/or the Employer to pay any Tax-Related Items that the Company and/or the Employer determine must be withheld. These arrangements include payment in cash or via the same-day sale procedure described above. With the Company’s consent, these arrangements may also include (a) withholding shares of Company stock that otherwise would be issued to you when you exercise this option with a value equal to withholding taxes, (b) surrendering shares that you previously acquired with a value equal to the withholding taxes, or (c) withholding cash from other compensation. The value of withheld or surrendered shares, determined as of the date when taxes otherwise would have been withheld in cash, will be applied to the Tax-Related Items.

Restrictions on Resale	You agree not to sell any option shares at a time when applicable laws, Company policies or an agreement between the Company and its underwriters prohibit a sale. This restriction will apply as long as your Service continues and for such period of time after the termination of your Service as the Company may specify.

Transfer of Option

Prior to your death, only you may exercise this option. You cannot transfer or assign this option. For instance, you may not sell this option or use it as security for a loan. If you attempt to do any of these things, this option will immediately become invalid. You may, however, dispose of this option in your will or by means of a written beneficiary designation (if authorized by the Company and to the extent such beneficiary designation is valid under applicable law) which must be filed with the Company on the proper form; provided, however, that your beneficiary or a representative of your estate acknowledges and agrees in writing in a form reasonably acceptable to the Company, to be bound by the provisions of this Agreement and the Plan as if such beneficiary or representative of the estate were you.

Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from your former spouse, nor is the Company obligated to recognize your former spouse’s interest in your option in any other way.

No Retention Rights	You understand that neither this option nor this Agreement alters the at-will nature of your relationship with the Company. Your option or this Agreement does not give you the right to be retained by the Company, a Parent, Subsidiary, or an Affiliate in any capacity. The Company and its Parents, Subsidiaries, and Affiliates reserve the right to terminate your Service at any time, with or without cause.

Stockholder Rights	You, or your estate or heirs, have no rights as a stockholder of the Company until you have exercised this option by giving the required notice to the Company, paying the exercise price, and satisfying any applicable Tax-Related Items. No adjustments are made for dividends or other rights if the applicable record date occurs before you exercise this option, except as described in the Plan.

Recoupment Policy	This option, and the shares acquired upon exercise of this option, shall be subject to any Company recoupment or clawback policy in effect from time to time.

Adjustments	In the event of a stock split, a stock dividend or a similar change in Company common stock, the number of shares covered by this option and the exercise price per share will be adjusted pursuant to the Plan.

Effect of Significant Corporate Transactions	If the Company is a party to a merger, consolidation, or certain change in control transactions, then this option will be subject to the applicable provisions of Article 9 of the Plan.

Applicable Law	This Agreement will be interpreted and enforced under the laws of the State of Delaware (without regard to its choice-of-law provisions).

The Plan and Other Agreements

The text of the Plan is incorporated in this Agreement by reference.

This Plan, this Agreement and the Grant Notice constitute the entire understanding between you and the Company regarding this option. Any prior agreements, commitments or negotiations concerning this option are superseded. This Agreement may be amended only by another written agreement between the parties.

BY ACCEPTING THIS OPTION GRANT, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.

TSCAN THERAPEUTICS, INC. 830 WINTER STREET WALTHAM, MA 02451 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET—www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on June 11, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting—Go to www.virtualshareholdermeeting.com/TCRX2024. You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on June 11, 2024. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. For Withhold For All To withhold authority to vote for any All All Except individual nominee(s), mark “For All Except” and write the number(s) of the The Board of Directors recommends you vote FOR the following: nominee(s) on the line below. 0 0 0 1. To elect two Class III directors to the Company’s Board of Directors:    Nominees 01 Gabriela Gruia, M.D. 02 Barbara Klencke, M.D. The Board of Directors recommends you vote FOR proposals 2 and 3. For Against Abstain 2 To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting 0 0 0 firm for the fiscal year ending December 31, 2024 3 To approve the Company’s Amended and Restated 2021 Equity Incentive Plan 0 0 0 NOTE: The proxies are authorized to vote, in their discretion, upon such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Proxy Statement are available at www.proxyvote.com TSCAN THERAPEUTICS, INC. Annual Meeting of Stockholders June 12, 2024 8:00 AM ET This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Gavin MacBeath and Jason Amello, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of TSCAN THERAPEUTICS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholder(s) to be held at 8:00 AM ET on June 12, 2024, at the Meeting to be held via internet, www.virtualshareholdermeeting.com/TCRX2024 and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ RECOMMENDATIONS. Continued and to be signed on reverse side